UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09161

Nuveen California Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2021

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
to Shareholders

Dear Shareholders,
A year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020. A year of global economic recession, financial market turbulence and some immeasurable losses. A year later the health crisis persists but the widespread distribution of vaccines in the U.S. is enabling us to look forward to what our “new normal” might be. In the meantime, extraordinary economic interventions by governments and central banks, around the world, are helping to bridge the gap.
With vaccine progress and economic stimulus beginning to provide real benefits to the global economy, markets are anticipating a strong rebound in growth, especially in the U.S. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. The U.S. Federal Reserve, along with other central banks around the world, has pledged to keep monetary conditions accommodative for as long as necessary, as they consider the recent increase in inflation risks as transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored. While achieving sufficient inoculation of the population depends on many variables, including logistics, public confidence, real-world efficacy and the emergence of variant virus strains, vaccination rates are gathering pace and three options (Pfizer/BioNTech, Moderna and Johnson & Johnson) were authorized for use in the U.S. By early April the U.S. was administering an average of 3 million doses per day, up from 1.3 million per day on average at the beginning of February, according to Bloomberg’s vaccine tracker. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Nevertheless, short-term market fluctuations can provide opportunities to invest in new ideas as well as upgrade existing positioning within our goal of providing long-term value for our shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio’s resilience and readiness. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
April 23, 2021

Portfolio Manager’s Comments
Nuveen California Municipal Value Fund (NCA)
(formerly Nuveen California Municipal Value Fund, Inc.)
Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
Nuveen California Quality Municipal Income Fund (NAC)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and market conditions, key investment strategies and the twelve-month performance of these Nuveen California Municipal Funds. Scott has managed NCA, NKX and NAC since 2003.
What factors affected the U.S. economy and the market during the twelve-month annual reporting period ended February 28, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but had not made a full recovery by the end of 2020. The economy fell into a deep recession in February 2020 due to the restrictions on business and social activity to mitigate the COVID-19 spread. In the first and second quarters of 2020, annualized gross domestic product (GDP) shrank 5% and 31.4%, respectively. Government relief programs provided significant aid to individuals and businesses as the economy began reopening in May 2020, which helped the economy bounce back strongly over the second half of the year. U.S. GDP grew 4.3% on an annualized basis in the fourth quarter of 2020 and 33.4% (annualized) in the third quarter, but remained down 3.5% in 2020 overall (from the 2019 annual level to the 2020 annual level) as measured by the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Although, consumer spending, the largest driver of the economy, remained resilient despite the disruption caused by the health and economic crisis, it declined significantly as unemployment rose sharply starting in March 2020. These measures rebounded markedly in the second half of 2020, although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections. As of February 2021, slightly more than half of the 22 million jobs lost in March and April 2020 have been recovered resulting in an unemployment rate of 6.2% in February 2021 as reported by the Bureau of Labor Statistics, up from 3.5% in February 2020. The average hourly earnings rate increased, growing at an annualized rate of 5.3% in February 2021, despite the
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
spike in unemployment. Earnings data was skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as decreases in apparel, transportation and pharmaceutical drug prices offset an increase in food, energy and used car prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.7% over the twelve-month reporting period ended February 28, 2021, before seasonal adjustment.
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. Fed officials remained cautious, acknowledging the economy’s significant improvement from the COVID-19 recession but also expressing concerns about near-term weakness, and left monetary policy unchanged over the remainder of their meetings in 2020 and early 2021.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to health agencies and employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination.
The COVID-19 crisis rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold off and safe-haven assets rallied in March 2020 as countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess at the time, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. At year end, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021 and led to risk-on sentiment in the markets. Market volatility picked up in early 2021, however, as a stronger economic outlook and improving vaccination rates led to rising inflation concerns and an increase in long-term interest rates.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis.
Despite the severe sell-off in March 2020 and an abrupt increase in interest rates toward the end of the reporting period, the broad municipal bond market managed positive performance in the twelve-month reporting period overall. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. This contrasted sharply with the beginning of the reporting period when coronavirus risks drove U.S. Treasury yields to historic lows and rate volatility increased sharply during a six-week period from late February to the end of March 2020. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly (and yields spiked higher), amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Municipal bond prices became severely dislocated from Treasury prices. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. Ongoing monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, then recover over the course of 2020.
The municipal yield curve steepened over this reporting period, initially driven by a pronounced drop in yields at the short end of the curve. Then a new steepening cycle began in early 2021 as markets priced in a stronger economic recovery and higher inflation, fueled by increasing vaccination rates and more federal stimulus, which drove longer-term interest rates higher.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance has increased meaningfully since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs while adding to the scarcity value of tax-exempt issues.
While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal defaults, as expected, have increased somewhat during the COVID-19 crisis. Notably, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
How were the economic and market environments in California during the twelve-month reporting period ended February 28, 2021?
California’s $3.1 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth regained some of the lost jobs over the summer but lags the national average. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 8.5% as of February 2021, down from its recent peak of 16.2% in April 2020 but still high compared to pre-COVID-19 crisis unemployment rate of 4.3% in February 2020 and higher than the nation’s 6.2% as of February 2021. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 14.2%, 10.8% and 9.5%, respectively, over the twelve months ended January 2021 (most recent data available at the time this report was prepared), compared with an average increase of 11.2% nationally. The enacted Fiscal Year 2021 general fund budget totals $133.9 billion, which is 8.9% lower than the revised Fiscal Year 2020 budget. The Fiscal Year 2021 Budget projected a $54.3 billion deficit due to the economic fallout from the COVID-19 crisis shutdowns. The state made various cuts to education, health and human services, and government operations, which include drawing down on reserves, borrowing

Portfolio Manager’s Comments (continued)
from internal funds, deferred revenue to schools and making temporary tax law changes to fill the gap. Governor Newsom released his Budget Proposal for Fiscal Year 2021-2022 in January 2021 totaling $154.51 billion. This is up 5.5% over revised Fiscal Year 2021 Budget. Revenues are nearly back to pre-COVID-19 crisis levels and state costs have not risen as dramatically as anticipated, and as a result, the state experiences a significant windfall of $15 billion to be allocated toward the Fiscal Year 2022 Budget. The state plans to use those funds on one-time or temporary spending, making deposits to reserves, reducing taxes to low income taxpayers and repaying debts and liabilities made in Fiscal Year 2021 and additional payments to CalPERS (California Public Employees’ Retirement System). The revised budget will come in May 2021. The Budget proposal does not factor in federal stimulus enacted in December 2020 nor the American Rescue Plan Act funding. California is estimated to receive $42 billion under the American Rescue Plan: $26 billion for the state and $16 billion for its local governments. For the state of California, its Fiscal Year end is June 30, 2021. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases. As of February 2021, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa2 with a stable outlook. Moody’s upgraded the state’s GO on October 14, 2019 to Aa2, citing its “continued expansion of the state’s massive, diverse and dynamic economy and corresponding growth in revenue. The action also recognizes the state government’s disciplined approach to managing revenue growth indicated by its use of surplus funds to build reserves and pay down long-term liabilities.”
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2021?
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of NKX the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and California’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from California’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. NCA’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage (although the Fund had no such leverage at the end of the reporting period).
The twelve-month reporting period was bookended by challenging conditions in the municipal bond market, with the advent of the COVID-19 crisis at the beginning of the reporting period and a sudden increase in long-term interest rates at the end of the reporting period. The health and economic crisis and the anticipated recovery from the COVID-19 crisis recession contributed to elevated interest rate volatility and considerable swings in municipal market valuations during this reporting period. Despite these fluctuations, municipal yields ended the reporting period slightly higher than where they began and credit spreads largely recovered from the dramatic widening seen at the peak of the market sell-off in March-April 2020. The municipal yield curve steepened over the reporting period as a whole, with the market pricing in the prospects for a strengthening economic recovery aided by massive fiscal stimulus, accommodative monetary policy and vaccination progress. The California municipal market underper-formed the national market during the reporting period, as measured by the S&P Municipal Bond California Index.
The Funds’ continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. The Funds trading activity continued to focus on pursuing each Funds’ investment objectives. Broadly speaking, the prevailing market environment was favorable for the Funds to pursue both bond swapping and bond rotation strategies during the reporting period. The Funds’ employed a tax loss swapping strategy, which entails selling depreciated bonds with lower yields and buying similarly structured but higher yielding bonds. For example, the Funds’ sold and then bought the same name with a longer maturity structure, which in effect offered a higher yield for the same credit, or sold a position to replace it with a similar name bond or structure as the prevailing yields moved higher. This approach was implemented to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient. The Funds’ bond rotation strategy involved selling a higher quality, lower yielding bond to buy a lower rated, higher yielding bond, when the valuations looked relatively more favorable for the lower rated bond.
Trading activity during this reporting period resulted in net additions to airports and airport-related projects, multi-family housing, health care, charter schools and Puerto Rico (namely in the sales tax revenue bonds commonly known as COFINAs). We should also note that because closed ends funds do not need to manage cash to meet investor redemptions, the Funds weren’t forced to sell positions during periods of market turbulence.
As of February 28, 2021, NKX and NAC continued to use inverse floating rate securities. The Funds employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended February 28, 2021?
The tables in the Performance Overview and Holding Summaries section of this report provides total returns at net asset value (NAV) for the period ended February 28, 2021. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended February 28, 2021, the total returns at common share NAV for all three Funds underperformed the returns for the S&P Municipal Bond California Index.
The Funds’ duration and yield curve positioning was disadvantageous during this reporting period. The Funds emphasis on longer duration bonds, which offer comparatively higher yields, was a headwind to performance as longer duration bonds underperformed shorter duration bonds during this reporting period.
Helping to offset the negative impact of duration and yield curve positioning was the Funds favorable credit quality positioning. The Funds continued to emphasize lower rated, higher yielding bonds and sectors, including overweight allocations in BBB rated and below investment grade credit, which generally performed better than high grade, low yielding bonds and sectors.
On a sector basis, the strongest performing areas of the California municipal market were tobacco, other revenue, health care and pre-refunded bonds. Conversely, the weakest performing sectors were COVID-19 crisis sensitive sectors such as education, transportation (airports) and health care (primarily the life care segment), where the perception of ongoing credit concerns related to the health crisis weighed on valuations. The industrial development revenue sector was also among the bottom performing sectors because of the uncertainty about economic growth and a downturn in commodity prices prevalent earlier in the health crisis.
In addition, the use of regulatory leverage was a factor affecting the performance of NKX and NAC. NCA does not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage from issuance of preferred shares and the use of leverage through inverse floating rate securities had a negative impact on the performance of NKX and NAC over the reporting period.
As of February 28, 2021, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NKX	NAC
Effective Leverage*	0.00%	37.24%	36.27%
Regulatory Leverage*	0.00%	35.58%	35.68%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE
As of February 28, 2021, the following Funds have issued and outstanding preferred shares as shown in the accompanying table.
As mentioned previously, NCA do not use regulatory leverage.
	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NKX	$ —	$432,600,000	$ 432,600,000
NAC	$729,900,000	$547,700,000	$1,277,600,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares, for further details.

Refer to Notes to Financial Statements, Note 5 — Fund Shares, for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 28, 2021. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.
	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NCA	NKX	NAC
March 2020	$0.0265	$0.0515	$0.0520
April	0.0265	0.0515	0.0520
May	0.0265	0.0515	0.0520
June	0.0265	0.0545	0.0520
July	0.0265	0.0545	0.0520
August	0.0265	0.0545	0.0520
September	0.0265	0.0545	0.0520
October	0.0265	0.0545	0.0545
November	0.0265	0.0545	0.0545
December	0.0265	0.0545	0.0545
January	0.0265	0.0545	0.0545
February 2021	0.0265	0.0545	0.0545
Total Distributions from Net Investment Income	$0.3180	$0.6450	$0.6365
Yields
Market Yield*	3.11%	4.32%	4.49%
Taxable-Equivalent Yield*	6.79%	9.36%	9.75%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 54.1%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state munic- ipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NKX was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (“Shelf Offering”). Under this program NKX, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, NKX was authorized to issue additional shares as shown in the accompanying table.
NKX
Additional authorized common shares	4,100,000*
* Represents additional authorized common shares for the period July 10, 2020 through February 28, 2021.
During the current reporting period, NKX did not sell common shares through its shelf program.
Refer to the Notes to Financial Statements, Note 5 – Fund Shares for further details of Shelf Offering and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2020, the Funds’ Board of Directors/Trustees reauthorized an open–market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2021, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.
	NCA	NKX	NAC
Common shares cumulatively repurchased and retired	–	230,000	370,000
Common shares authorized for repurchase	2,805,000	4,750,000	14,470,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 28, 2021, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.
	NCA	NKX	NAC
Common share NAV	$10.66	$16.48	$15.91
Common share price	$10.21	$15.13	$14.57
Premium/(Discount) to NAV	(4.22)%	(8.19)%	(8.42)%
12-month average premium/(discount) to NAV	(3.46)%	(8.88)%	(9.13)%

NCA	Nuveen California Municipal Value Fund
Performance Overview and Holding Summaries as of February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021
		Average Annual
	1-Year	5-Year	10-Year
NCA at Common Share NAV	(0.62)%	3.78%	5.85%
NCA at Common Share Price	0.73%	2.55%	6.37%
S&P Municipal Bond California Index	0.76%	3.36%	5.03%
S&P Municipal Bond Index	1.22%	3.41%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.5%
Other Assets Less Liabilities	2.5%
Net Assets	100%
States and Territories
(% of total municipal bonds)
California	97.7%
Puerto Rico	1.9%
Virgin Islands	0.4%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	26.6%
Utilities	22.2%
Transportation	17.1%
Tax Obligation/Limited	12.9%
Health Care	8.8%
U.S. Guaranteed	6.3%
Other	6.1%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.9%
AAA	15.4%
AA	47.8%
A	14.7%
BBB	5.7%
BB or Lower	4.7%
N/R (not rated)	5.8%
Total	100%

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021
		Average Annual
	1-Year	5-Year	10-Year
NKX at Common Share NAV	(0.77)%	4.95%	7.91%
NKX at Common Share Price	1.67%	4.21%	8.28%
S&P Municipal Bond California Index	0.76%	3.36%	5.03%
S&P Municipal Bond Index	1.22%	3.41%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.3%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	157.7%
Floating Rate Obligations	(2.7)%
MFP Shares, net of deferred offering costs	(17.9)%
VRDP Shares, net of deferred offering costs	(37.1)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	96.1%
Puerto Rico	2.3%
Guam	1.1%
Virgin Islands	0.4%
New York	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.2%
Tax Obligation/Limited	21.6%
Utilities	20.0%
U.S. Guaranteed	11.4%
Transportation	7.9%
Health Care	7.9%
Other	9.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.1%
AAA	7.0%
AA	56.2%
A	8.8%
BBB	3.6%
BB or Lower	4.5%
N/R (not rated)	9.8%
Total	100%

NAC	Nuveen California Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2021

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2021
		Average Annual
	1-Year	5-Year	10-Year
NAC at Common Share NAV	(0.90)%	4.49%	7.91%
NAC at Common Share Price	0.88%	3.33%	7.71%
S&P Municipal Bond California Index	0.76%	3.36%	5.03%
S&P Municipal Bond Index	1.22%	3.41%	4.51%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.2%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations, MFP Shares, net of
deferred offering costs & VRDP Shares,
net of deferred offering costs	155.5%
Floating Rate Obligations	(0.2)%
MFP Shares, net of deferred offering costs	(13.9)%
VRDP Shares, net of deferred offering costs (41.4)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	97.3%
Puerto Rico	2.1%
Guam	0.6%
Virgin Islands	0.0%*
New York	0.0%*
Total	100%

*	Rounds to less than 0.1%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.3%
Utilities	19.2%
Tax Obligation/Limited	16.0%
Transportation	12.9%
U.S. Guaranteed	10.6%
Health Care	9.3%
Other	10.7%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	8.7%
AA	51.8%
A	11.9%
BBB	6.5%
BB or Lower	4.6%
N/R (not rated)	7.8%
Total	100%

Shareholder Meeting Report
The annual meeting of shareholders was held on November 16, 2020 for NKX and NAC. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members. The annual meeting of shareholders for NCA was held on December 7, 2020 and was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members and to approve an Agreement and Plan of Reorganization that would result in the fund reorganizing as a newly created Massachusetts business trust. The meeting for NCA was subsequently adjourned to January 15, 2021 and additionally to February 17, 2021 in order to seek additional shareholder participation.

	NCA	NKX		NAC
		Common and		Common and
		Preferred shares		Preferred shares
	Common	voting together	Preferred	voting together	Preferred
	Shares	as a class	Shares	as a class	Shares
To approve an Agreement and Plan of Reorganization
that would result in the fund reorganizing as a newly
created Massachusetts business trust
For	14,210,728	—	—		—
Against	1,177,647	—	—		—
Abstain	1,238,612	—	—		—
BNV	9,039,260	—	—		—
Total	25,666,247	—	—		—
Election of Board Members:
John K. Nelson
For	21,128,822	28,965,260	—	90,159,543	—
Withhold	922,980	9,761,283	—	27,415,289	—
Total	22,051,802	38,726,543	—	117,574,832	—
Terence J. Toth
For	21,113,314	28,804,764	—	89,865,431	—
Withhold	938,488	9,921,779	—	27,709,401	—
Total	22,051,802	38,726,543	—	117,574,832	—
Robert L. Young
For	21,082,809	28,965,059	—	90,174,431	—
Withhold	968,993	9,761,484	—	27,400,401	—
Total	22,051,802	38,726,543	—	117,574,832	—
William C. Hunter
For	—	—	2,687	—	3,302
Withhold	—	—	1,599	—	7,885
Total	—	—	4,286	—	11,187
Albin F. Moschner
For	—	—	3,257	—	3,302
Withhold	—	—	1,029	—	7,885
Total	—	—	4,286	—	11,187

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen California Municipal Value Fund
Nuveen California AMT-Free Quality Municipal Income Fund
Nuveen California Quality Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen California Municipal Value Fund (formerly known as Nuveen California Municipal Value Fund, Inc.), Nuveen California AMT-Free Quality Municipal Income Fund, and Nuveen California Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of February 28, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen California AMT-Free Quality Municipal Income Fund and Nuveen California Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2021, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
April 27, 2021

NCA	Nuveen California Municipal Value Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5% (100.0% of Total Investments)

	MUNICIPAL BONDS – 97.5% (100.0% of Total Investments)

	Consumer Staples – 2.5% (2.6% of Total Investments)
$ 60	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 68,451
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	3,714,228
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
2,450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	2,541,973
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,895	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/21 at 32.31	N/R	1,253,684
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A,
	0.000%, 6/01/41
9,975	Total Consumer Staples			7,578,336
	Education and Civic Organizations – 0.9% (1.0% of Total Investments)
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	485,955
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
185	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	206,697
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
1,165	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	1,318,943
	College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52
690	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	780,549
2,490	Total Education and Civic Organizations			2,792,144
	Health Care – 8.6% (8.8% of Total Investments)
1,155	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	1,345,240
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
1,200	5.000%, 11/15/34	11/27 at 100.00	A+	1,488,276
2,950	5.000%, 11/15/48	11/27 at 100.00	A+	3,491,531
3,500	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	4,001,130
	Series 2020A, 4.000%, 4/01/44
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	608,979
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	228,324
	Services, Refunding Series 2014A, 5.000%, 10/01/38
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	784,489
	Services, Series 2014B, 5.000%, 10/01/44
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s
	Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	AA	570,114
670	5.250%, 8/15/41	8/21 at 100.00	AA	681,738
100	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	116,129
	Refunding Series 2017A, 5.000%, 7/01/42
400	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	451,824
	2017A, 5.250%, 11/01/47
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
2,390	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	2,660,166
2,625	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	2,938,425

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	$ 1,162,180
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	2,750,160
	Permanente, Series 2012A, 5.000%, 4/01/42
620	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	632,307
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	1,823,518
	2011, 7.500%, 12/01/41
22,990	Total Health Care			25,734,530
	Housing/Multifamily – 2.5% (2.5% of Total Investments)
1,115	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	1,257,731
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
1,930	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	2,167,653
	2019-2, 4.000%, 3/20/33
284	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	325,635
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	A–	71,384
175	5.250%, 8/15/49	8/24 at 100.00	A–	190,853
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	1,109,735
	Series 2012A, 5.500%, 8/15/47
1,955	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	2,273,020
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
6,584	Total Housing/Multifamily			7,396,011
	Tax Obligation/General – 25.9% (26.6% of Total Investments)
4,000	Anaheim Union High School District, Orange County, California, General Obligation Bonds,	8/27 at 100.00	AAA	4,200,560
	2014 Election Series 2019, 3.000%, 8/01/40
1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2013,	2/23 at 100.00	Aa2	1,088,470
	5.000%, 2/01/29
3,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	Aa2	3,542,970
	5.000%, 8/01/34
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	2,730,200
2,500	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,705,625
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	2,492,627
	California State, General Obligation Bonds, Various Purpose Series 2014:
5,000	5.000%, 5/01/32	5/24 at 100.00	Aa2	5,690,650
1,970	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,260,634
2,000	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%,	4/26 at 100.00	Aa2	2,364,220
	10/01/47
4,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation	1/28 at 100.00	AA+	4,886,360
	Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38
1,000	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	1,174,570
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
3,000	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,448,170
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
2,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California,	9/28 at 100.00	AA	2,432,600
	General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019,
	5.000%, 9/01/47 – AGM Insured
5,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	6,150,900
	Election 2014 Series 2018B, 5.000%, 9/01/45

NCA	Nuveen California Municipal Value Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 11,875	San Mateo Union High School District, San Mateo County, California, General Obligation	9/36 at 100.00	Aaa	$ 13,246,682
	Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41 (4)
19,860	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	19,261,618
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (4)
70,945	Total Tax Obligation/General			77,676,856
	Tax Obligation/Limited – 12.6% (12.9% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia	3/21 at 100.00	BBB+	1,002,560
	Redevelopment Project Area, Series 2007, 5.375%, 6/01/27
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project
	Area, Series 2003:
1,895	5.500%, 10/01/23 – RAAI Insured	3/21 at 100.00	AA	1,902,068
1,000	5.625%, 10/01/33 – RAAI Insured	3/21 at 100.00	AA	1,003,210
1,175	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California	8/29 at 100.00	AA	1,465,307
	State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019, 5.000%, 8/01/38
1,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	1,674,630
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
1,250	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	1,428,838
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	3,222,930
	Series 2012G, 5.000%, 11/01/37
3,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	3,588,870
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
1,150	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	1,406,784
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/39
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	3,747,991
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	1,252,660
	Series 2019E-1, 5.000%, 12/01/44
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
940	5.250%, 9/01/30	9/23 at 100.00	N/R	1,024,750
855	5.750%, 9/01/39	9/23 at 100.00	N/R	930,813
140	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	152,838
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,110	0.000%, 7/01/46	7/28 at 41.38	N/R	1,263,578
2,926	5.000%, 7/01/58	7/28 at 100.00	N/R	3,240,662
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	82,932
	Project Area, Series 2011B, 6.500%, 10/01/25
50	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	56,005
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
155	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	164,959
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,743,150
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	110,519
	2011, 7.000%, 10/01/26
	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community
	Facility District 99-02, Series 2018A:
1,000	5.000%, 9/01/33	9/25 at 103.00	N/R	1,132,140
765	5.000%, 9/01/43	9/25 at 103.00	N/R	851,124

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities	9/27 at 100.00	N/R	$ 109,627
	District 16-01, Series 2017, 5.750%, 9/01/32, 144A
155	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	189,027
	2020A, 5.000%, 10/01/45
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,054,540
	2012A, 5.000%, 10/01/32 – AGM Insured
36,876	Total Tax Obligation/Limited			37,802,512
	Transportation – 16.7% (17.1% of Total Investments)
1,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	1,174,230
	Series 2018A, 5.000%, 12/31/47 (AMT)
190	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	213,020
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)
1,945	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	AA	2,107,719
	Refunding Series 2013A, 5.000%, 1/15/42 – AGM Insured
1,580	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,828,139
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa2	1,242,550
	Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)
5,665	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	6,513,107
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,610	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,566,667
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,240,030
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/34 (AMT)
3,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C, 5.000%, 8/01/44	8/24 at 100.00	AA	3,347,880
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	2,367,840
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
11,750	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	13,782,280
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,535	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A+	5,308,535
	International Airport, Second Series 2017A, 5.000%, 5/01/47 (AMT)
4,465	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	5,342,819
	International Airport, Second Series 2018E, 5.000%, 5/01/48
42,740	Total Transportation			50,034,816
	U.S. Guaranteed – 6.1% (6.3% of Total Investments) (5)
285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	340,848
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
795	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	985,275
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	174,562
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
700	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	715,645
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
130	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	132,501
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	2,109,726
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
4,010	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	4,635,199
4,010	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	4,658,778

NCA	Nuveen California Municipal Value Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 370	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	$ 379,735
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R	144,570
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29	5/22 at 100.00	A+	1,265,926
	(Pre-refunded 5/01/22) (AMT)
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	452,131
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,085	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+	1,060,794
	Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (AMT) (ETM)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,053,020
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	195,917
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
16,335	Total U.S. Guaranteed			18,304,627
	Utilities – 21.7% (22.2% of Total Investments)
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
2,875	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	3,052,301
2,675	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	2,835,901
4,240	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	5,132,647
	Water System Revenue Bonds, Green Series 2017A, 5.000%, 6/01/45
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,403,620
	Water District Series 2016, 5.000%, 3/01/41
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	2,585,286
	Series 2007A, 5.500%, 11/15/37
1,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	1,171,730
	Series 2016A, 5.000%, 7/01/40
420	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	494,281
	Series 2016B, 5.000%, 7/01/37
3,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	4,299,828
	Series 2017A, 5.000%, 7/01/42
2,630	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	3,178,302
	Series 2017C, 5.000%, 7/01/42
1,890	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	2,306,065
	Series 2018A, 5.000%, 7/01/38
6,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	7,187,280
	2017A, 5.000%, 7/01/41
4,475	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	5,382,306
	2018A, 5.000%, 7/01/48
4,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	4,957,000
	2018B, 5.000%, 7/01/38
1,400	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	1,750,210
	2018A, 5.000%, 6/01/38
2,355	Mesa Water District, California, Certificates of Participation, Series 2020, 4.000%, 3/15/45	3/30 at 100.00	AAA	2,736,651
	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding
	Series 2020C:
2,500	5.000%, 7/01/39	7/30 at 100.00	AAA	3,268,700
1,500	5.000%, 7/01/40	7/30 at 100.00	AAA	1,956,225

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 145	5.500%, 7/01/28	7/22 at 100.00	CCC	$ 153,120
535	5.750%, 7/01/37	7/22 at 100.00	CCC	566,726
435	6.000%, 7/01/47	7/22 at 100.00	CCC	462,227
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue
	Bonds, Refunding Subordinate Lien Series 2016B:
2,335	5.000%, 8/01/32	8/26 at 100.00	Aa3	2,834,807
3,000	5.000%, 8/01/37	8/26 at 100.00	Aa3	3,594,780
2,090	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	2,615,384
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/32
53,905	Total Utilities			64,925,377
$ 262,840	Total Long-Term Investments (cost $256,653,311)			292,245,209
	Other Assets Less Liabilities – 2.5%			7,379,912
	Net Asset Applicable to Common Shares – 100%			$ 299,625,121

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard
& Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.3% (100.0% of Total Investments)

	MUNICIPAL BONDS – 156.3% (100.0% of Total Investments)

	Consumer Staples – 4.7% (3.0% of Total Investments)
$ 235	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	$ 268,102
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
445	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/21 at 100.00	A3	446,709
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
6,380	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	6,637,752
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
24,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	25,663,552
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
3,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	3,822,403
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
35,490	Total Consumer Staples			36,838,518
	Education and Civic Organizations – 4.4% (2.8% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	1,104,128
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
3,000	California Educational Facilities Authority, Revenue Bonds, Pepperdine University,	9/25 at 100.00	AA–	3,512,730
	Series 2015, 5.000%, 9/01/40
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein	8/23 at 100.00	BB	4,927,959
	Academies Project, Series 2013A, 7.125%, 8/01/43
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	1,922,222
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento	1/22 at 100.00	N/R	1,618,000
	Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42, 144A (4)
635	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	709,644
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	837,960
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
4,925	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	5,547,520
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
280	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	320,625
	Series 2016A, 5.750%, 7/01/41, 144A
1,725	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	1,951,372
170	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	178,029
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
10,000	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	12,185,000
30,390	Total Education and Civic Organizations			34,815,189
	Health Care – 12.3% (7.9% of Total Investments)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
13,295	4.000%, 11/15/41	11/26 at 100.00	A+	14,806,774
2,960	5.000%, 11/15/46	11/26 at 100.00	A+	3,447,542
9,415	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	11,162,801
	Health, Refunding Series 2017A, 5.000%, 11/15/48
3,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A+	4,142,495
	Health, Series 2018A, 5.000%, 11/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	11/22 at 100.00	BBB+	$ 1,328,443
	Angeles, Series 2012A, 5.000%, 11/15/29
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los	8/27 at 100.00	BBB+	1,162,240
	Angeles, Series 2017A, 5.000%, 8/15/47
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National	11/22 at 100.00	A+	1,068,980
	Medical Center, Series 2012A, 5.000%, 11/15/35
6,500	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	7,430,670
	Series 2020A, 4.000%, 4/01/44
10,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente	11/27 at 100.00	AA–	11,359,900
	System, Series 2017A-2, 4.000%, 11/01/44
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	2,765,095
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	2,123,380
	Services, Series 2012A, 5.000%, 10/01/33
795	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	907,588
	Services, Refunding Series 2014A, 5.000%, 10/01/38
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	3,183,432
	Services, Series 2014B, 5.000%, 10/01/44
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	340,869
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	290,322
	Refunding Series 2017A, 5.000%, 7/01/42
1,690	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	1,943,010
	2017A, 5.250%, 11/01/36
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,317,888
4,000	5.500%, 12/01/54	12/24 at 100.00	BB	4,406,200
14,740	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB	16,499,956
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
2,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	2,324,360
	Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
261	5.750%, 7/01/24 (4)	3/21 at 100.00	N/R	248,426
1,584	5.750%, 7/01/30 (4)	3/21 at 100.00	N/R	1,504,751
39	5.750%, 7/01/35 (4)	3/21 at 100.00	N/R	37,264
1,420	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	1,448,187
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	885,708
	2011, 7.500%, 12/01/41
85,409	Total Health Care			96,136,281
	Housing/Multifamily – 4.6% (2.9% of Total Investments)
3,000	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	3,415,830
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
125	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	132,889
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
500	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	566,305
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
4,750	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	5,358,047
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 8,001	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	$ 8,985,007
	2019-2, 4.000%, 3/20/33
1,189	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	1,364,297
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	A–	285,535
705	5.250%, 8/15/49	8/24 at 100.00	A–	768,866
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	A–	162,273
	Series 2012A, 5.500%, 8/15/47
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	370,727
	Series 2012B, 7.250%, 8/15/47
140	California Public Finance Authority, University Housing Revenue Bonds, National Campus	7/27 at 100.00	Caa2	117,600
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A,
	5.000%, 7/01/37, 144A
8,125	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	9,446,694
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
340	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	367,995
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
200	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	234,136
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	4/23 at 100.00	A–	3,453,553
	Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38
	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park,
	Refunding Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A+	751,023
185	5.000%, 6/15/49	6/24 at 100.00	A+	206,419
31,980	Total Housing/Multifamily			35,987,196
	Long-Term Care – 0.5% (0.3% of Total Investments)
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community	3/21 at 100.00	AA	2,259,743
	Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26
1,300	California Health Facilities Financing Authority, Revenue Bonds, Northern California	7/25 at 100.00	AA	1,493,453
	Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/39
3,550	Total Long-Term Care			3,753,196
	Tax Obligation/General – 34.7% (22.2% of Total Investments)
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	Aa2	1,025,390
1,600	California State, General Obligation Bonds, Refunding Various Purpose Series 2016,	8/26 at 100.00	Aa2	1,937,776
	5.000%, 8/01/33
	California State, General Obligation Bonds, Refunding Various Purpose Series 2019:
3,250	5.000%, 4/01/32	No Opt. Call	Aa2	4,425,200
15,000	5.000%, 11/01/39	11/28 at 100.00	Aa2	18,871,050
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	9/21 at 100.00	Aa2	2,048,000
4,090	5.000%, 9/01/41	9/21 at 100.00	Aa2	4,185,870
2,625	5.000%, 10/01/41	10/21 at 100.00	Aa2	2,696,820
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa2	3,822,280
2,000	5.000%, 2/01/43	2/23 at 100.00	Aa2	2,164,500
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa2	6,142,546
	California State, General Obligation Bonds, Various Purpose Series 2014:
2,460	5.000%, 10/01/39	10/24 at 100.00	Aa2	2,822,924
9,000	5.000%, 12/01/43	12/23 at 100.00	Aa2	10,044,000
9,000	5.000%, 10/01/44	10/24 at 100.00	Aa2	10,300,320

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 8,000	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	$ 9,259,440
5,390	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	6,452,369
7,995	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	9,733,353
1,505	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	1,715,399
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
20,750	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	AA	10,702,435
	Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured
9,840	Corona-Norco Unified School District, Riverside County, California, General Obligation	8/28 at 100.00	AAA	11,992,107
	Bonds, Election 2014, Series 2018B, 5.000%, 8/01/47
3,065	Lucia Mar Unified School District, San Luis Obispo County, California, General	8/27 at 100.00	Aa2	3,449,933
	Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/46
4,500	Mount Diablo Unified School District, Contra Costa County, California, General	8/25 at 100.00	AA	4,941,855
	Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured (5)
3,300	Mount San Jacinto Community College District, Riverside County, California, General	8/28 at 100.00	Aa1	3,792,987
	Obligation Bonds, Election 2014, Series 2018B, 4.000%, 8/01/43
2,170	Oxnard Union High School District, Ventura County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	2,649,266
	Election 2018 Series 2020B, 5.000%, 8/01/45
1,125	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	1,124,370
	Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured
11,980	San Diego Unified School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	10,086,321
	Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31
9,665	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety &	3/29 at 100.00	AA+	11,987,403
	Infrastructure, Series 2019A-1, 5.000%, 9/01/45
2,000	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,460,360
	Election 2014 Series 2018B, 5.000%, 9/01/45
2,670	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	Aaa	2,654,674
	Bonds, Capital Appreciation, Election 2010, Refunding Series 2011A, 0.000%, 9/01/33 (5)
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
1,730	3.000%, 8/01/36	8/29 at 100.00	AA	1,862,881
2,110	3.000%, 8/01/41	8/29 at 100.00	AA	2,238,583
10,000	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	5,826,200
	Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41
	Stockton Unified School District, San Joaquin County, California, General Obligation
	Bonds, Election 2008 Series 2011D:
23,280	0.000%, 8/01/47 – AGC Insured (5)	8/37 at 100.00	AA	27,776,067
38,845	0.000%, 8/01/50 – AGM Insured (5)	8/37 at 100.00	AA	46,418,221
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	16,296,637
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (5)
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	8,093,565
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)
255,090	Total Tax Obligation/General			272,001,102
	Tax Obligation/Limited – 33.7% (21.6% of Total Investments)
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/23 at 100.00	N/R	715,443
	19C, Series 2013A, 5.000%, 9/01/27
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/21 at 100.00	AA	1,003,210
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
6,700	Brea and Olinda Unified School District, Orange County, California, Certificates of	3/21 at 100.00	AA	6,721,373
	Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured

NKX	Nuveen California AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County
	Center for Self-Sufficiency Corporation, Series 2004:
$ 1,615	5.000%, 12/01/21 – AMBAC Insured	3/21 at 100.00	AA+	$ 1,620,895
1,695	5.000%, 12/01/22 – AMBAC Insured	3/21 at 100.00	AA+	1,701,119
1,780	5.000%, 12/01/23 – AMBAC Insured	3/21 at 100.00	AA+	1,786,461
1,865	5.000%, 12/01/24 – AMBAC Insured	3/21 at 100.00	AA+	1,871,770
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	Aa3	7,822,430
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31
	California State Public Works Board, Lease Revenue Bonds, Department of Education,
	Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	4/22 at 100.00	Aa3	2,934,243
2,065	5.000%, 4/01/31	4/22 at 100.00	Aa3	2,169,696
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	23,298,180
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	2,168,006
	California, Various Projects Series 2013A, 5.000%, 3/01/33
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,
	Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	3/21 at 100.00	N/R	1,233,764
530	5.750%, 8/01/26	3/21 at 100.00	N/R	531,844
5,000	El Monte, California, Senior Lien Certificates of Participation, Department of Public	3/21 at 100.00	Aa2	5,016,550
	Services Facility Phase II, Series 2001, 5.250%, 1/01/34 – AMBAC Insured
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,065,840
	Heights, Refunding Series 2012, 5.000%, 9/01/32
45,825	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	Aa3	52,397,221
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,082,170
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,610	5.000%, 11/15/30	11/25 at 100.00	BB	8,597,093
4,000	5.000%, 11/15/34	11/25 at 100.00	BB	4,474,480
960	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	1,033,738
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon
	Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,241,129
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,281,020
1,110	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	1,242,301
	Refunding Series 2015, 5.000%, 9/01/40
2,000	Lammersville Joint Unified School District, California, Special Tax Bonds, Community	9/23 at 100.00	N/R	2,184,560
	Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013,
	6.000%, 9/01/38
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,120,610
	District, Series 2015, 5.000%, 9/02/40
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/21 at 100.00	Aa2	6,206,775
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Proposition A
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A:
7,860	5.000%, 7/01/39	7/27 at 100.00	AAA	9,615,059
7,140	5.000%, 7/01/41	7/27 at 100.00	AAA	8,702,375
3,220	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,915,166
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42
3,855	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	4,803,523
	Series 2019E-1, 5.000%, 12/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 475	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	9/21 at 100.00	A	$ 486,552
	Subordinate Lien Series 2011A, 7.250%, 9/01/38
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
3,740	5.250%, 9/01/30	9/23 at 100.00	N/R	4,077,198
3,345	5.750%, 9/01/39	9/23 at 100.00	N/R	3,641,601
530	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	578,601
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
1,940	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community	9/23 at 100.00	N/R	2,105,695
	Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A,
	5.375%, 9/01/33
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
24,200	0.000%, 7/01/46	7/28 at 41.38	N/R	7,440,048
14,429	5.000%, 7/01/58	7/28 at 100.00	N/R	15,980,695
12	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	12,932
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	41,466
	Project Area, Series 2011B, 6.500%, 10/01/25
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	695,792
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,859,703
400	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,	9/25 at 100.00	N/R	454,156
	Refunding Series 2015, 5.000%, 9/01/33
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2016A:
3,695	5.000%, 10/01/36	10/26 at 100.00	AA	4,453,768
8,290	5.000%, 10/01/41	10/26 at 100.00	AA	9,893,452
6,230	5.000%, 10/01/47	10/26 at 100.00	AA	7,383,484
210	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	235,221
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/26 at 100.00	AAA	5,899,750
	Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48
1,480	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking	3/21 at 100.00	AAA	1,485,550
	Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26
3,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	3,119,640
	Series 2019A, 3.000%, 7/01/44
380	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	398,183
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
635	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	675,799
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax	No Opt. Call	AA	2,617,650
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24
	– NPFG Insured
995	San Marcos Public Financing Authority, California, Special Tax Revenue Bonds, Refunding	9/22 at 100.00	N/R	1,039,755
	Series 2012D, 5.000%, 9/01/36
50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	50,236
	2011, 7.000%, 10/01/26
3,600	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	4,075,704
	Facility District 99-02, Series 2018A, 5.000%, 9/01/33

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
$ 2,170	6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	$ 2,361,285
1,000	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,078,280
635	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	774,402
	2020A, 5.000%, 10/01/45
4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	4,745,430
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities
	District 2015-1 Arambel-KDN, Refunding Series 2015:
350	5.250%, 9/01/35	9/25 at 100.00	N/R	385,109
790	5.250%, 9/01/45	9/25 at 100.00	N/R	858,888
4,140	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014,	9/22 at 102.00	N/R	4,452,694
	5.500%, 9/01/31
253,656	Total Tax Obligation/Limited			263,916,763
	Transportation – 12.3% (7.9% of Total Investments)
9,005	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/26 at 100.00	BBB+	10,569,169
	Subordinate Lien Series 2016B, 5.000%, 10/01/36
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Refunding Senior Lien Series 2020A:
2,115	5.000%, 5/15/35	11/29 at 100.00	Aa2	2,718,219
3,885	5.000%, 5/15/40	11/29 at 100.00	Aa2	4,910,679
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	11,784,900
	Airport, Refunding Senior Lien Series 2020B, 4.000%, 5/15/39
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015E:
150	5.000%, 5/15/31	5/25 at 100.00	Aa2	175,404
1,270	5.000%, 5/15/34	5/25 at 100.00	Aa2	1,475,956
1,345	5.000%, 5/15/36	5/25 at 100.00	Aa2	1,558,909
4,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/27 at 100.00	Aa3	4,805,760
	Airport, Subordinate Lien Series 2017B, 5.000%, 5/15/42
49,185	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	58,231,105
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
80,955	Total Transportation			96,230,101
	U.S. Guaranteed – 17.8% (11.4% of Total Investments) (6)
1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	1,232,343
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	514,263
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
2,040	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	2,528,254
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2016A:
18,430	5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	22,232,109
7,500	5.000%, 11/15/46 (Pre-refunded 11/15/25)	11/25 at 100.00	A+	9,047,250
610	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	709,888
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San
	Francisco Bay Area Toll Bridge, Series 2003A:
3,000	5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA+	3,195,840
2,250	5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	AA+	2,861,482
3,000	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	3,723,360
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile
	Country Club Series 2013A:
$ 2,000	5.625%, 11/15/33 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	$ 2,283,540
8,000	6.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	9,205,440
7,875	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	9,955,575
	5.000%, 1/01/48 (Pre-refunded 1/01/28)
300	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	306,705
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	3,143,700
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	7,824,532
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
14,885	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	17,205,720
14,885	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	17,293,244
170	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	174,473
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R	67,122
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	215,790
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities	9/23 at 100.00	N/R	1,259,136
	District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,053,020
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997
	Election Series 2011F:
7,230	0.000%, 8/01/42 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 21.00	AA	1,516,203
10,450	0.000%, 8/01/43 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 19.43	AA	2,028,345
21,225	0.000%, 8/01/44 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 17.98	AA	3,812,222
12,550	0.000%, 8/01/45 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 16.64	AA	2,085,434
23,425	0.000%, 8/01/46 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 15.39	AA	3,600,657
2,870	Sanger Unified School District, Fresno County, California, General Obligation Bonds,	8/24 at 100.00	AA	3,320,360
	Election 2012, Series 2014B, 5.000%, 8/01/39 (Pre-refunded 8/01/24) – AGM Insured
5,000	Walnut Valley Unified School District, Los Angeles County, California, General	8/24 at 100.00	Aa1	5,793,850
	Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39 (Pre-refunded 8/01/24)
95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	97,727
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26
	(Pre-refunded 9/01/21)
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	1,021,300
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
182,475	Total U.S. Guaranteed			139,308,884
	Utilities – 31.3% (20.0% of Total Investments)
7,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	8,283,240
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
5,850	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	7,198,074
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
3,675	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San	1/29 at 100.00	BBB	4,373,507
	Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%,
	7/01/39, 144A

NKX	Nuveen California AMT-Free Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
$ 2,490	5.000%, 11/15/35	No Opt. Call	A+	$ 3,347,631
1,835	5.500%, 11/15/37	No Opt. Call	A+	2,635,555
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	10,606,300
	Series 2012B, 5.000%, 7/01/43
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	4,742,497
	Series 2013B, 5.000%, 7/01/28
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/26 at 100.00	Aa2	5,807,750
	Series 2016A, 5.000%, 7/01/46
6,015	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	7,174,331
	Series 2017A, 5.000%, 7/01/42
16,400	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	19,677,048
	Series 2017C, 5.000%, 7/01/47
3,490	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,306,834
	Series 2019C, 5.000%, 7/01/49
3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	4,659,450
	Tender Option Bond Trust 2015-XF2047, 17.822%, 7/01/43, 144A (IF) (7)
3,775	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,	1/26 at 100.00	AA+	4,467,977
	Refunding Series 2016B, 5.000%, 7/01/35
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	16,981,120
	2012A, 5.000%, 7/01/43
10,515	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	11,941,675
	2014A, 5.000%, 7/01/44
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2016A:
5,680	5.000%, 7/01/35	1/26 at 100.00	AA+	6,722,678
1,000	5.000%, 7/01/36	1/26 at 100.00	AA+	1,181,500
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2017A:
9,455	5.000%, 7/01/44	1/27 at 100.00	AA+	11,261,472
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,040,200
7,570	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/30 at 100.00	Aa2	9,549,631
	2020A, 5.000%, 7/01/50
2,210	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	2,683,161
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,136,750
	2018A, 5.000%, 6/01/48
9,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A,	6/25 at 100.00	AA+	10,943,525
	5.000%, 6/01/44
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,193,200
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	3,835,650
5,000	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding	7/30 at 100.00	AAA	6,537,400
	Series 2020C, 5.000%, 7/01/39
4,360	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A,	4/31 at 100.00	AAA	5,676,938
	5.000%, 10/01/46
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	1,227,680
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/21 at 100.00	N/R	$ 1,514,415
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
580	5.500%, 7/01/28	7/22 at 100.00	CCC	612,480
2,140	5.750%, 7/01/37	7/22 at 100.00	CCC	2,266,902
1,750	6.000%, 7/01/47	7/22 at 100.00	CCC	1,859,533
4,500	Rancho California Water District Financing Authority, California, Revenue Bonds,	2/30 at 100.00	AAA	4,847,175
	Refunding Series 2019A, 3.000%, 8/01/40
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	2,840,400
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,793,040
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
26,220	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/27 at 100.00	Aa2	32,718,627
	Bonds, Refunding Green Series 2017D, 5.000%, 11/01/33 (UB) (7)
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power	7/24 at 100.00	AA–	3,368,146
	Project Series 2014A, 5.000%, 7/01/37
208,115	Total Utilities			245,013,492
$ 1,167,110	Total Long-Term Investments (cost $1,077,735,292)			1,224,000,722
	Floating Rate Obligations – (2.7)%			(20,975,000)
	MuniFund Preferred Shares, net of deferred offering costs – (17.9)% (8)			(139,994,166)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (37.1)% (9)			(290,507,598)
	Other Assets Less Liabilities – 1.4%			10,678,418
	Net Asset Applicable to Common Shares – 100%			$783,202,376

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)   Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)   Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)   Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. (7) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)   MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.4%.
(9)   Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 23.7%.
144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM  Escrowed to maturity
IF      Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB    Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
See accompanying notes to financial statements.

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 154.2% (100.0% of Total Investments)
	Consumer Staples – 5.0% (3.2% of Total Investments)
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	3/21 at 100.00	N/R	$ 1,000,330
	Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47
680	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB+	775,785
	Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49
1,115	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/21 at 100.00	A3	1,119,282
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
25,000	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	3/21 at 21.19	N/R	5,287,750
	Tobacco Securitization Program, Series 2006A, 0.000%, 6/01/46
31,645	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B–	32,923,458
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
39,735	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	41,226,652
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
26,755	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	27,677,512
	Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47
19,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement	3/21 at 22.11	N/R	4,184,370
	Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007B,
	0.000%, 6/01/47
144,930	Total Consumer Staples			114,195,139
	Education and Civic Organizations – 7.0% (4.5% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The	7/22 at 100.00	A1	4,206,200
	Jackson Laboratory, Series 2012, 5.000%, 7/01/37
7,000	California Educational Facilities Authority, Revenue Bonds,Stanford University,	No Opt. Call	AAA	10,224,270
	Refunding Series 2014U-6, 5.000%, 5/01/45
10,065	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of	No Opt. Call	Aa2	13,386,752
	Motion Picture Arts and Sciences Obligated Group, Green Series 2020A, 5.000%, 11/01/30
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos
	Project?Pinewood & Oakwood Schools, Series 2016B:
800	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	809,272
1,000	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	1,018,970
5,385	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	5,815,262
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013,	10/23 at 100.00	Baa1	1,080,690
	5.000%, 10/01/38
380	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood	No Opt. Call	N/R	406,064
	School, Series 2017A, 5.000%, 5/01/27, 144A
1,615	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	1,804,843
	College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A
2,150	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	2,402,152
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
	California School Finance Authority, School Facility Revenue Bonds, Alliance for
	College-Ready Public Schools Project, Series 2016C:
5,995	5.000%, 7/01/46	7/25 at 101.00	BBB	6,752,768
8,340	5.250%, 7/01/52	7/25 at 101.00	BBB	9,442,048
800	California School Finance Authority, School Facility Revenue Bonds, Value Schools,	7/26 at 100.00	BB+	921,208
	Series 2016A, 6.000%, 7/01/51, 144A
4,140	California State University, Systemwide Revenue Bonds, Series 2016A, 4.000%, 11/01/38	5/26 at 100.00	Aa2	4,683,292
10,440	California State University, Systemwide Revenue Bonds, Series 2019A, 5.000%, 11/01/44	11/29 at 100.00	Aa2	13,124,646
7,100	California State University, Systemwide Revenue Bonds, Series 2020C, 3.000%, 11/01/39	11/30 at 100.00	Aa2	7,629,021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,740	California Statewide Communities Development Authority, Charter School Revenue Bonds,	12/21 at 100.00	N/R	$ 1,822,180
	Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/25 at 100.00	A+	1,142,920
	Project, Series 2015A, 5.000%, 7/01/45
17,750	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	AA–	21,148,593
6,775	University of California, General Revenue Bonds, Series 2017AV, 5.250%, 5/15/47	5/27 at 100.00	AA	8,215,839
8,500	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	10,357,250
	University of California, General Revenue Bonds, Series 2020BE:
11,040	5.000%, 5/15/43	5/30 at 100.00	AA	14,121,816
17,000	4.000%, 5/15/50	5/30 at 100.00	AA	19,838,660
134,015	Total Education and Civic Organizations			160,354,716
	Financials – 0.0% (0.0% of Total Investments)
1,305	Puerto Rico Urgent Interest Fund Corp (COFINA), National Taxable Trust Unit, Series 2007A	No Opt. Call	N/R	254,666
	Sr. Bond 0.000%, 8/01/54 (4)
	Health Care – 14.3% (9.3% of Total Investments)
9,345	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp	8/23 at 100.00	AA	10,200,068
	HealthCare, Series 2014A, 5.000%, 8/01/43
22,545	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	A+	26,258,387
	Health, Refunding Series 2016B, 5.000%, 11/15/46
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Series 2018A:
6,135	5.000%, 11/15/36	11/27 at 100.00	A+	7,530,835
7,250	5.000%, 11/15/48	11/27 at 100.00	A+	8,580,883
15,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical	8/26 at 100.00	Aa3	16,767,750
	Center, Refunding Series 2016B, 4.000%, 8/15/39
	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los
	Angeles, Series 2017A:
3,900	5.000%, 8/15/42	8/27 at 100.00	BBB+	4,552,158
2,400	5.000%, 8/15/47	8/27 at 100.00	BBB+	2,789,376
	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,
	Series 2020A:
9,975	4.000%, 4/01/44	4/30 at 100.00	BBB+	11,403,221
6,530	4.000%, 4/01/45	4/30 at 100.00	BBB+	7,441,457
6,105	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	6,698,772
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health	10/22 at 100.00	AA–	1,327,113
	Services, Series 2012A, 5.000%, 10/01/33
2,230	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	2,545,813
	Services, Refunding Series 2014A, 5.000%, 10/01/38
8,375	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	9,521,873
	Services, Series 2014B, 5.000%, 10/01/44
11,250	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	10/26 at 100.00	AA–	12,500,100
	Health, Refunding Series 2016A, 4.000%, 10/01/47
8,760	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	8,913,475
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
685	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	795,484
	Refunding Series 2017A, 5.000%, 7/01/42
11,520	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	13,114,483
	2017A, 5.250%, 11/01/41
1,455	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	1,641,924
	2017, 5.000%, 10/15/47
5,760	California Public Finance Authority, Revenue Bonds, Sharp HealthCare, Series 2017A,	2/28 at 100.00	AA	6,824,966
	5.000%, 8/01/47

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 2,000	California Statewide Communities Development Authority, California, Redlands Community	10/26 at 100.00	A–	$ 2,273,080
	Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2014A:
1,000	5.250%, 12/01/34	12/24 at 100.00	BB	1,115,450
1,200	5.250%, 12/01/44	12/24 at 100.00	BB	1,317,888
2,375	5.500%, 12/01/54	12/24 at 100.00	BB	2,616,181
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
9,385	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	10,445,880
33,895	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	37,942,063
16,445	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/28 at 100.00	BB	19,294,425
	Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health
	System/West, Series 2015A:
2,345	5.000%, 3/01/35	3/26 at 100.00	A+	2,737,201
3,000	5.000%, 3/01/45	3/26 at 100.00	A+	3,424,860
5,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health	3/28 at 100.00	A+	5,891,300
	System/West, Series 2018A, 5.000%, 3/01/48
2,670	California Statewide Communities Development Authority, Revenue Bonds, Huntington	7/24 at 100.00	A–	2,954,168
	Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/44
25,290	California Statewide Communities Development Authority, Revenue Bonds, Kaiser	4/22 at 100.00	AA–	26,495,827
	Permanente, Series 2012A, 5.000%, 4/01/42
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
3,779	5.750%, 7/01/24 (5)	3/21 at 100.00	N/R	3,589,754
4,122	5.750%, 7/01/30 (5)	3/21 at 100.00	N/R	3,916,257
2,886	5.750%, 7/01/35 (5)	3/21 at 100.00	N/R	2,741,557
3,891	5.500%, 7/01/39 (5)	3/21 at 100.00	N/R	3,696,223
780	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health	No Opt. Call	AA–	795,483
	System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital	3/21 at 100.00	A1	6,220,584
	Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured
12,910	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	BBB	14,501,028
	5.000%, 11/01/39
17,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	18,130,974
	2011, 7.500%, 12/01/41
297,043	Total Health Care			329,508,321
	Housing/Multifamily – 4.4% (2.9% of Total Investments)
5,575	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/30 at 100.00	N/R	6,347,751
	Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A
365	California Community Housing Agency, California, Essential Housing Revenue Bonds,	2/31 at 100.00	N/R	388,035
	Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A
1,385	California Community Housing Agency, California, Essential Housing Revenue Bonds,	8/29 at 100.00	N/R	1,568,665
	Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A
7,575	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel	4/29 at 100.00	N/R	8,544,676
	Apartments, Series 2019A, 5.000%, 4/01/49, 144A
23,491	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	26,381,392
	2019-2, 4.000%, 3/20/33
3,484	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A	No Opt. Call	BBB+	3,997,446
	Series2019-1, 4.250%, 1/15/35
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
1,680	5.250%, 8/15/39	8/24 at 100.00	A–	1,844,993
2,150	5.250%, 8/15/49	8/24 at 100.00	A–	2,344,768

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects
	Series 2012A:
$ 6,540	5.125%, 8/15/32	8/22 at 100.00	A–	$ 6,866,804
6,010	5.500%, 8/15/47	8/22 at 100.00	A–	6,291,989
3,920	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	N/R	4,152,142
	Series 2012B, 7.250%, 8/15/47
	California Public Finance Authority, University Housing Revenue Bonds, National Campus
	Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
1,325	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	1,113,000
1,000	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	840,000
23,610	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	1/31 at 100.00	N/R	27,450,639
	Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	8/31 at 100.00	N/R	1,082,340
	Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A
590	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds,	7/31 at 100.00	N/R	690,701
	Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds,	5/22 at 100.00	A+	1,267,663
	Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39
90,930	Total Housing/Multifamily			101,173,004
	Tax Obligation/General – 32.9% (21.3% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,956,576
	Series 2004A, 0.000%, 8/01/25 – AGM Insured
18,400	Antelope Valley Community College District, Los Angeles County, California, General	2/27 at 100.00	AA	22,448,920
	Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42
	California State, General Obligation Bonds, Refunding Various Purpose Series 2012:
3,230	5.250%, 2/01/29	2/22 at 100.00	Aa2	3,379,775
5,245	5.000%, 9/01/36	9/22 at 100.00	Aa2	5,604,230
	California State, General Obligation Bonds, Refunding Various Purpose Series 2013:
9,260	5.000%, 2/01/29	2/23 at 100.00	Aa2	10,079,232
1,710	5.000%, 2/01/31	2/23 at 100.00	Aa2	1,859,232
	California State, General Obligation Bonds, Refunding Various Purpose Series 2016:
3,750	5.000%, 9/01/30	9/26 at 100.00	Aa2	4,569,225
4,600	5.000%, 8/01/33	8/26 at 100.00	Aa2	5,571,106
8,000	5.000%, 9/01/37	9/26 at 100.00	Aa2	9,661,760
9,210	California State, General Obligation Bonds, Refunding Various Purpose Series 2019,	10/29 at 100.00	Aa2	10,160,932
	3.000%, 10/01/35
	California State, General Obligation Bonds, Various Purpose Refunding Series 2015:
6,700	5.000%, 8/01/32	2/25 at 100.00	Aa2	7,809,118
11,000	5.000%, 8/01/34	8/25 at 100.00	Aa2	12,990,890
5,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2016,	9/26 at 100.00	Aa2	6,047,550
	5.000%, 9/01/36
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 –	3/21 at 100.00	Aa2	140,577
	FGIC Insured
	California State, General Obligation Bonds, Various Purpose Series 2011:
13,835	5.250%, 10/01/28	10/21 at 100.00	Aa2	14,243,409
14,520	5.000%, 9/01/31	9/21 at 100.00	Aa2	14,868,480
15,025	5.000%, 9/01/41	9/21 at 100.00	Aa2	15,377,186
21,420	5.000%, 10/01/41	10/21 at 100.00	Aa2	22,006,051
	California State, General Obligation Bonds, Various Purpose Series 2013:
9,940	5.000%, 4/01/37	4/23 at 100.00	Aa2	10,855,275
9,755	5.000%, 2/01/43	2/23 at 100.00	Aa2	10,557,349
15,145	5.000%, 4/01/43	4/23 at 100.00	Aa2	16,493,208
7,240	5.000%, 11/01/43	11/23 at 100.00	Aa2	8,056,527

NAC	Nuveen California Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2014:
$ 24,970	5.000%, 5/01/32	5/24 at 100.00	Aa2	$ 28,419,106
8,910	5.000%, 10/01/39	10/24 at 100.00	Aa2	10,224,492
10,245	5.000%, 12/01/43	12/23 at 100.00	Aa2	11,433,420
1,815	5.000%, 10/01/44	10/24 at 100.00	Aa2	2,077,231
9,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45	3/25 at 100.00	Aa2	10,995,585
3,780	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 11/01/47	11/27 at 100.00	Aa2	4,601,885
8,360	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	9,882,440
8,000	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B,	10/28 at 100.00	Aa2	9,881,600
	5.000%, 10/01/48
5,000	California State, General Obligation Bonds, Various Purpose Series 2019, 5.000%, 4/01/45	4/29 at 100.00	Aa2	6,164,900
3,550	Centinela Valley Union High School District, Los Angeles County, California, General	No Opt. Call	A+	4,040,681
	Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured
15,000	Chaffey Joint Union High School District, San Bernardino County, California, General	8/28 at 100.00	Aa1	17,097,000
	Obligation Bonds, Election 2012 Series 2019D, 4.000%, 8/01/49
	Corona-Norco Unified School District, Riverside County, California, General Obligation
	Bonds, Election 2014, Series 2019C:
7,860	3.000%, 8/01/44	8/28 at 100.00	AA–	8,220,695
5,585	4.000%, 8/01/49	8/28 at 100.00	AA–	6,308,202
7,500	Desert Community College District, Riverside County, California, General Obligation	2/26 at 100.00	AA	8,872,950
	Bonds, Refunding Series 2016, 5.000%, 8/01/37
3,300	Evergreen School District, Santa Clara County, California, General Obligation Bonds,	8/28 at 100.00	Aa2	4,024,680
	Election of 2014, Series 2018, 5.000%, 8/01/46
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California,	No Opt. Call	AA	6,334,912
	General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured
3,000	Hacienda La Puente Unified School District, Los Angeles County, California, General	8/27 at 100.00	AAA	3,374,550
	Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	AA	5,550,786
	Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)
4,650	Long Beach Unified School District, Los Angeles County, California, General Obligation	8/29 at 100.00	Aa2	4,962,852
	Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/41
13,465	Los Angeles Unified School District, Los Angeles County, California, General Obligation	7/30 at 100.00	AA+	15,636,097
	Bonds, Series 2020RYQ, 4.000%, 7/01/44
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General	9/30 at 100.00	Aa1	11,804,428
	Obligation Bonds, Election 2016 Measure C Series 2020B, 4.000%, 9/01/45
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	Aa3	3,759,946
	Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured
3,100	Mount San Antonio Community College District, Los Angeles County, California, General	8/29 at 100.00	Aa1	3,576,811
	Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49
10,765	North Orange County Community College District, California, General Obligation Bonds,	No Opt. Call	AA+	9,960,639
	Election of 2002 Series 2003B, 0.000%, 8/01/27 – FGIC Insured
14,655	Ontario-Montclair School District, San Bernardino County, California, General Obligation	8/27 at 100.00	Aa2	16,476,910
	Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48
1,815	Orland Joint Unified School District, Glenn and Tehama Counties, California, General	8/37 at 100.00	AA	1,543,385
	Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)
7,495	Palmdale School District, Los Angeles County, California, General Obligation Bonds, 2016	8/27 at 100.00	AAA	9,200,187
	Election Series 2017A, 5.250%, 8/01/42
10,330	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	7,135,551
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/35
5,000	Paramount Unified School District, Los Angeles County, California, General Obligation	2/33 at 100.00	Aa3	6,472,550
	Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (6)
28,000	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	Aa1	13,846,280
	Election of 2008 Series 2009B, 0.000%, 8/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 4,250	San Diego Community College District, San Diego County, California, General Obligation	8/26 at 100.00	AAA	$ 5,114,875
	Bonds, Refunding Series 2016, 5.000%, 8/01/41
5,690	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds,	8/29 at 100.00	AAA	5,946,790
	Election of 2016, Green Series 2019B-1, 3.000%, 8/01/49
21,000	San Marcos Unified School District, San Diego County, California, General Obligation	No Opt. Call	AA–	8,796,480
	Bonds, 2010 Election, Series 2012B, 0.000%, 8/01/51
20,220	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	24,874,240
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,220	San Mateo Union High School District, San Mateo County, California, General Obligation	9/41 at 100.00	Aaa	1,110,127
	Bonds, Election 2010 Series 2011A, 0.000%, 7/01/51 (6)
4,970	San Rafael City High School District, Marin County, California, General Obligation	No Opt. Call	AA+	4,583,980
	Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured
8,700	Santa Ana College Improvement District 1, Orange County, California, General Obligation	8/27 at 100.00	AA	9,881,199
	Bonds, Rancho Santiago Community College District, Election of 2012, Series 2017B,
	4.000%, 8/01/41
6,725	Santa Barbara Unified School District, Santa Barbara County, California, General	8/28 at 100.00	Aa1	8,226,692
	Obligation Bonds, School Facilities Improvement District 1, Election of 2016, Series 2019B,
	5.000%, 8/01/44
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo	No Opt. Call	Aa3	2,478,630
	Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured
	Sonoma County Junior College District, California, General Obligation Bonds, Election
	2014 Series 2019B:
7,285	3.000%, 8/01/37	8/29 at 100.00	AA	7,817,534
4,650	3.000%, 8/01/41	8/29 at 100.00	AA	4,933,371
4,175	Southwestern Community College District, San Diego County, California, General	No Opt. Call	Aa2	4,008,084
	Obligation Bonds, Election of 2000, Series 2004, 0.000%, 8/01/25 – FGIC Insured
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation	8/37 at 100.00	AA	6,608,129
	Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured (6)
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds,	No Opt. Call	AA	26,851,240
	Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured (6)
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	A1	5,288,134
4,830	5.500%, 8/01/40	8/24 at 100.00	A1	5,376,853
	Washington Township Health Care District, Alameda County, California, General Obligation
	Bonds, 2012 Election Series 2013A:
4,355	5.500%, 8/01/38	8/24 at 100.00	A1	4,858,612
3,500	5.500%, 8/01/40	8/24 at 100.00	A1	3,896,270
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/22 at 100.00	Aa2	2,141,965
	Series 2012C, 5.000%, 8/01/26
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital	No Opt. Call	Aa2	135,936,979
	Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (6)
730,045	Total Tax Obligation/General			757,347,543
	Tax Obligation/Limited – 24.7% (16.0% of Total Investments)
1,675	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area	9/25 at 100.00	N/R	1,889,534
	19A, Series 2015B, 5.000%, 9/01/35
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%,	3/21 at 100.00	N/R	1,664,897
	10/01/36 – AMBAC Insured
2,125	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	3/21 at 100.00	AA	2,132,926
	Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured
	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California
	State Teachers? Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified
	Series 2019:
1,175	5.000%, 8/01/38	8/29 at 100.00	AA	1,465,307
4,000	5.000%, 8/01/49	8/29 at 100.00	AA	4,881,960

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Series 2013G:
$ 10,690	5.250%, 9/01/30	9/23 at 100.00	Aa3	$ 11,945,968
18,135	5.250%, 9/01/32	9/23 at 100.00	Aa3	20,255,888
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &
	Rehabilitation, Various Correctional Facilities Series 2013F:
8,685	5.250%, 9/01/31	9/23 at 100.00	Aa3	9,705,401
1,450	5.250%, 9/01/33	9/23 at 100.00	Aa3	1,618,809
10,525	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/24 at 100.00	Aa3	12,030,812
	Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	10/24 at 100.00	Aa3	19,934,670
	California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	3/23 at 100.00	Aa3	1,090,080
	California, Various Projects Series 2013A, 5.000%, 3/01/30
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of	6/23 at 100.00	Aa3	1,100,390
	California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	4/22 at 100.00	Aa3	2,780,486
	Series 2012A, 5.000%, 4/01/33
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/22 at 100.00	Aa3	4,050,149
	Series 2012G, 5.000%, 11/01/37
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	Aa3	11,088,976
	Series 2013I, 5.000%, 11/01/38
13,520	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	9/24 at 100.00	Aa3	15,454,306
	Series 2014E, 5.000%, 9/01/39
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige	9/22 at 100.00	A+	1,065,840
	Heights, Refunding Series 2012, 5.000%, 9/01/32
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Refunding Series 2015A:
3,250	5.000%, 6/01/40	6/25 at 100.00	Aa3	3,718,877
86,320	5.000%, 6/01/45	6/25 at 100.00	Aa3	98,700,014
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/23 at 100.00	Aa3	1,082,170
	Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/30
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
9,000	5.000%, 11/15/29	11/25 at 100.00	BB	10,203,840
11,000	5.000%, 11/15/35	11/25 at 100.00	BB	12,281,060
2,050	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment	No Opt. Call	N/R	2,207,460
	Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	A+	601,158
1,900	5.000%, 9/01/30	9/24 at 100.00	A+	2,153,878
1,220	5.000%, 9/01/31	9/24 at 100.00	A+	1,382,602
1,955	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A,	9/25 at 100.00	A+	2,241,583
	5.000%, 9/01/43
810	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds,	9/25 at 100.00	N/R	906,544
	Refunding Series 2015, 5.000%, 9/01/40
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment	9/25 at 100.00	N/R	1,120,610
	District, Series 2015, 5.000%, 9/02/40
14,930	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	3/21 at 100.00	Aa2	14,970,460
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales
	Tax Revenue Bonds, Senior Series 2016A:
5,125	5.000%, 6/01/36	6/26 at 100.00	AAA	6,154,151
5,620	5.000%, 6/01/37	6/26 at 100.00	AAA	6,735,795
5,210	Los Angeles County Metropolitan Transportation Authority, California, Proposition A	7/27 at 100.00	AAA	6,350,052
	First Tier Senior Sales Tax Revenue Bonds, Green Series 2017A, 5.000%, 7/01/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C
	Sales Tax Revenue Bonds, Senior Lien Series 2017A:
$ 10,455	5.000%, 7/01/38	7/27 at 100.00	AAA	$ 12,815,216
3,995	5.000%, 7/01/39	7/27 at 100.00	AAA	4,887,044
15,615	5.000%, 7/01/42	7/27 at 100.00	AAA	18,986,122
9,045	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	8/22 at 100.00	AA+	9,630,845
	Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42
2,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds,	12/29 at 100.00	AA+	2,492,100
	Series 2019E-1, 5.000%, 12/01/49
	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,
	Subordinate Lien Series 2011A:
1,625	6.750%, 9/01/26	9/21 at 100.00	A	1,670,191
750	7.000%, 9/01/31	9/21 at 100.00	A	768,638
1,835	Modesto, California, Special Tax Bonds, Community Facilties District 2004-1 Village One 2,	9/24 at 100.00	BBB+	2,062,081
	Refunding Series 2014, 5.000%, 9/01/31
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	3/21 at 100.00	A+	1,003,620
	2009, 7.000%, 3/01/34
19,390	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	21,877,349
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities
	District 2001-1, Senior Series 2013A:
11,305	5.250%, 9/01/30	9/23 at 100.00	N/R	12,324,259
10,135	5.750%, 9/01/39	9/23 at 100.00	N/R	11,033,670
1,645	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	1,795,847
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
8,160	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	3/21 at 100.00	N/R	8,242,906
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	8,595,387
	Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
10,995	0.000%, 7/01/46	7/28 at 41.38	N/R	3,380,303
49,372	5.000%, 7/01/58	7/28 at 100.00	N/R	54,681,465
43	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	46,338
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation	9/24 at 100.00	AA+	3,975,440
	Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30
960	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	995,184
	Project Area, Series 2011B, 6.500%, 10/01/25
5,000	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds,	12/27 at 100.00	AA+	6,129,700
	Refunding Limited Tax Series 2017B, 5.000%, 6/01/39
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake
	Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,047,826
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,750,902
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8
	Scott Road, Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	586,413
710	5.000%, 9/01/42	9/22 at 100.00	N/R	743,881
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark,
	Refunding Series 2015:
385	5.000%, 9/01/31	9/25 at 100.00	N/R	439,350
575	5.000%, 9/01/37	9/25 at 100.00	N/R	647,444
5,500	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment	10/26 at 100.00	AA	6,563,810
	District 2 Bonds, Series 2016A, 5.000%, 10/01/41
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment
	District 2 Bonds, Series 2020:
2,540	4.000%, 10/01/40	10/30 at 100.00	AA	2,962,783
8,245	4.000%, 10/01/43	10/30 at 100.00	AA	9,527,757

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged	No Opt. Call	A	$ 3,398,215
	Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured
	San Buenaventura Redevelopment Agency, California, Tax Allocation Bonds, Merged Project
	Areas, Series 2008:
1,000	7.750%, 8/01/28	3/21 at 100.00	A	1,005,140
1,325	8.000%, 8/01/38	3/21 at 100.00	A	1,331,917
620	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	694,462
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
8,855	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/26 at 100.00	AAA	10,448,457
	Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48
5,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds,	7/27 at 100.00	AA+	5,199,400
	Series 2019A, 3.000%, 7/01/44
255	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/22 at 100.00	N/R	267,202
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Refunding
	Series 2013A, 5.000%, 8/01/33
1,895	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	2,016,754
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax	8/26 at 100.00	A	5,743,150
	Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%,
	8/01/41 – NPFG Insured
1,315	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	1,321,207
	2011, 7.000%, 10/01/26
2,500	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community	9/25 at 103.00	N/R	2,804,700
	Facility District 99-02, Series 2018A, 5.000%, 9/01/37
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities
	District 16-01, Series 2017:
1,565	5.500%, 9/01/27, 144A	No Opt. Call	N/R	1,679,386
1,455	5.750%, 9/01/32, 144A	9/27 at 100.00	N/R	1,595,073
5,560	6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	5,995,237
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax	9/22 at 100.00	N/R	1,413,761
	Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33
4,085	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series	4/30 at 100.00	A–	4,962,989
	2020A, 5.000%, 10/01/49
1,565	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin	9/25 at 100.00	A–	1,827,607
	Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/32
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment	3/21 at 100.00	Baa2	7,004,515
	Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	10/22 at 100.00	AA	1,708,355
	Series 2012A, 5.000%, 10/01/32 – AGM Insured
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series	9/23 at 100.00	A	1,401,805
	2013, 5.000%, 9/01/34
516,375	Total Tax Obligation/Limited			569,449,856
	Transportation – 19.8% (12.9% of Total Investments)
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second
	Subordinate Lien Series 2016B:
6,990	5.000%, 10/01/34	10/26 at 100.00	BBB+	8,242,538
5,445	5.000%, 10/01/36	10/26 at 100.00	BBB+	6,390,796
9,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/29 at 100.00	AA–	11,617,170
	Subordinate Series 2019S-H, 5.000%, 4/01/49
3,500	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	4,109,805
	Series 2018A, 5.000%, 12/31/47 (AMT)
2,295	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines,	No Opt. Call	B+	2,573,062
	Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 1,200	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	$ 1,355,892
870	Long Beach, California, Harbor Revenue Bonds, Series 2017C, 5.000%, 5/15/47	5/27 at 100.00	AA	1,006,634
10,840	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	13,067,186
5,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	Aa2	5,680,050
	Airport, Senior Lien Series 2015A, 4.750%, 5/15/40 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Senior Lien Series 2015D:
2,600	5.000%, 5/15/31 (AMT)	5/25 at 100.00	Aa2	3,018,158
11,420	5.000%, 5/15/33 (AMT)	5/25 at 100.00	Aa2	13,205,631
3,000	5.000%, 5/15/36 (AMT)	5/25 at 100.00	Aa2	3,459,750
11,335	5.000%, 5/15/41 (AMT)	5/25 at 100.00	Aa2	13,031,963
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	12,578,200
	Airport, Senior Lien Series 2020C, 5.000%, 5/15/39 (AMT)
3,090	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/30 at 100.00	Aa2	3,903,164
	Airport, Senior Lien Series 2020D, 5.000%, 5/15/44
1,500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/26 at 100.00	Aa3	1,750,920
	Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/35 (AMT)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2016B:
1,765	5.000%, 5/15/30 (AMT)	5/26 at 100.00	Aa3	2,088,048
1,000	5.000%, 5/15/34 (AMT)	5/26 at 100.00	Aa3	1,169,360
6,835	5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	7,866,470
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International
	Airport, Subordinate Lien Series 2017A:
13,680	5.000%, 5/15/42 (AMT)	5/27 at 100.00	Aa3	16,090,690
11,900	5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	13,896,344
4,850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	Aa3	5,773,585
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
22,015	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/27 at 100.00	Aa3	26,087,555
	Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/44 (AMT)
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	1,511,463
	Airport, Subordinate Lien Series 2018D, 5.000%, 5/15/43 (AMT)
1,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	1,243,640
	Airport, Subordinate Lien Series 2019D, 5.000%, 5/15/32 (AMT)
5,485	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/28 at 100.00	Aa3	6,705,303
	Airport, Subordinate Lien Series 2019E, 5.000%, 5/15/44
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/29 at 100.00	Aa3	2,464,920
	Airport, Subordinate Lien Series 2019F, 5.000%, 5/15/36 (AMT)
5,000	Los Angeles Harbors Department, California, Revenue Bonds, Refunding Series 2014B,	8/24 at 100.00	AA	5,579,800
	5.000%, 8/01/44
	Los Angeles Harbors Department, California, Revenue Bonds, Series 2014C:
1,160	5.000%, 8/01/34	8/24 at 100.00	AA	1,308,584
1,575	5.000%, 8/01/35	8/24 at 100.00	AA	1,776,096
1,865	5.000%, 8/01/36	8/24 at 100.00	AA	2,100,456
6,610	5.000%, 8/01/44	8/24 at 100.00	AA	7,376,496
7,340	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	7,675,218
1,000	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	1,090,400
	Series 2013A, 5.750%, 6/01/44
735	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Refunding	3/21 at 100.00	A–	736,095
	Series 2012, 5.000%, 3/01/42
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/29 at 100.00	A+	6,179,200
	Refunding Subordinate Series 2019A, 5.000%, 7/01/39
9,550	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Senior	7/23 at 100.00	AA–	10,337,493
	Series 2013B, 5.000%, 7/01/43 (AMT)

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A1	$ 5,919,600
	International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47
22,930	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	26,895,973
	International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46
4,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/24 at 100.00	A1	5,047,650
	International Airport, Second Series 2014B, 5.000%, 5/01/44
50,075	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A1	57,873,180
	International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2017A:
2,500	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	2,991,900
19,965	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	23,370,430
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2018D:
37,935	5.000%, 5/01/43 (AMT)	5/28 at 100.00	A1	45,250,385
20,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	24,101,000
9,350	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/28 at 100.00	A1	11,188,210
	International Airport, Second Series 2018E, 5.000%, 5/01/48
2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A1	2,412,760
	International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco
	International Airport, Second Series 2019E:
4,900	5.000%, 5/01/39 (AMT)	5/29 at 100.00	A1	5,986,575
3,335	5.000%, 5/01/40 (AMT)	5/29 at 100.00	A1	4,065,799
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
3,250	5.000%, 3/01/36 (AMT)	3/27 at 100.00	A2	3,858,595
3,000	5.000%, 3/01/37 (AMT)	3/27 at 100.00	A2	3,554,160
388,940	Total Transportation			456,564,352
	U.S. Guaranteed – 16.3% (10.6% of Total Investments) (7)
5,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA–	6,305,394
	Series 2013S-4, 5.250%, 4/01/48 (Pre-refunded 4/01/23)
	California Educational Facilities Authority, Revenue Bonds, University of San Francisco,
	Series 2011:
2,120	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	2,191,953
2,205	6.125%, 10/01/36 (Pre-refunded 10/01/21)	10/21 at 100.00	A2	2,281,161
1,285	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	8/25 at 100.00	A+	1,536,809
	Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)
15,535	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	N/R	19,253,147
	Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)
16,250	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	A+	19,602,375
	Health, Series 2016A, 5.000%, 11/15/46 (Pre-refunded 11/15/25)
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	N/R	1,978,375
	Services, Refunding Series 2014A, 5.000%, 10/01/38 (Pre-refunded 10/01/24)
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San	No Opt. Call	AA+	5,959,248
	Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)
21,255	California Infrastructure and Economic Development Bank, Infrastructure State Revolving	10/26 at 100.00	AAA	26,380,006
	Fund Revenue Bonds, Series 2016A, 5.000%, 10/01/41 (Pre-refunded 10/01/26)
18,250	California Municipal Finance Authority, Revenue Bonds, Pomona College, Series 2017,	1/28 at 100.00	AAA	23,071,650
	5.000%, 1/01/48 (Pre-refunded 1/01/28)
5,500	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute	11/24 at 100.00	AA	6,442,260
	for Research on Aging, Series 2014, 5.000%, 11/15/44 (Pre-refunded 11/15/24) – AGM Insured
6,450	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	N/R	6,594,157
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46 (Pre-refunded 7/01/21)
1,075	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage	No Opt. Call	AA+	1,095,683
	Revenue Bonds, Series 1988, 8.250%, 6/01/21 (AMT) (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	$ 4,469,293
	Financing, Series 2012, 5.000%, 9/01/41 (Pre-refunded 3/01/22)
20,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	24,024,213
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
45,735	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	52,865,544
45,725	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A–	53,122,848
4,000	Hesperia Unified School District, San Bernardino County, California, Certificates of	2/23 at 100.00	AA	4,361,720
	Participation, Series 2013A, 5.000%, 2/01/38 (Pre-refunded 2/01/23) – BAM Insured
	National City Community Development Commission, California, Tax Allocation Bonds,
	National City Redevelopment Project, Series 2011:
4,450	6.500%, 8/01/24 (Pre-refunded 8/01/21)	8/21 at 100.00	A	4,567,079
3,000	7.000%, 8/01/32 (Pre-refunded 8/01/21)	8/21 at 100.00	A	3,085,170
7,500	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series	12/21 at 100.00	N/R	7,826,325
	2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)
1,655	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	N/R	1,709,019
	Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)
5,840	Orange County Water District, California, Revenue Certificates of Participation, Series	No Opt. Call	N/R	7,524,723
	1999A, 5.375%, 8/15/29 (ETM)
905	Orange County Water District, California, Revenue Certificates of Participation, Series	8/32 at 100.00	N/R	1,257,905
	2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured
2,370	Oxnard School District, Ventura County, California, General Obligation Bonds, Election	8/23 at 100.00	AA	2,643,806
	2012 Series 2013B, 5.000%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured
2,575	Oxnard School District, Ventura County, California, General Obligation Bonds, Refunding	2/22 at 103.00	A+	2,783,034
	Series 2001A, 5.750%, 8/01/30 (Pre-refunded 2/01/22) – NPFG Insured
9,385	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	8/23 at 100.00	Aa3	10,469,249
	Bonds, Refunding Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
1,095	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+	1,201,587
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
4,895	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29	5/22 at 100.00	A+	5,121,247
	(Pre-refunded 5/01/22) (AMT)
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E,	No Opt. Call	C	2,531,720
	6.000%, 8/01/26 (ETM)
5,335	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	5,482,086
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds,	3/21 at 100.00	Baa2	1,527,729
	Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,521,146
	(Pre-refunded 9/01/23)
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding	8/21 at 100.00	AAA	6,631,755
	Series 2011, 5.000%, 8/01/41 (Pre-refunded 8/01/21)
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	2,248,198
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42 (Pre-refunded 4/01/22)
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/24 at 100.00	AAA	5,716,700
	Bonds, Series 2014A, 5.000%, 4/01/44 (Pre-refunded 4/01/24)
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	Aa2	5,761,406
	Bonds, Series 2011A, 5.000%, 11/01/41 (Pre-refunded 11/01/21) (UB) (8)
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/21 at 100.00	Aa2	847,530
	Bonds, Tender Option Bond Trust 2015-XF0226, 18.223%, 11/01/28 (Pre-refunded 11/01/21),
	144A (IF) (8)
	San Mateo Union High School District, San Mateo County, California, General Obligation
	Bonds, Election 2010 Series 2011A:
220	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	225,245
1,895	5.000%, 9/01/42 (Pre-refunded 9/01/21)	9/21 at 100.00	Aaa	1,941,143

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (continued)
$ 6,245	Southwestern Community College District, San Diego County, California, General	8/21 at 100.00	Aa2	$ 6,378,018
	Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36 (Pre-refunded 8/01/21)
2,475	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation	8/21 at 100.00	N/R	2,544,795
	Housing Bonds Series 2011A, 7.000%, 8/01/39 (Pre-refunded 8/01/21)
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds,	12/21 at 100.00	A+	1,049,970
	Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)
8,760	University of California Regents, Medical Center Pooled Revenue Bonds, Series 2013J,	5/23 at 100.00	AA–	9,723,600
	5.250%, 5/15/31 (Pre-refunded 5/15/23)
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	889,834
1,420	6.500%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R	1,464,219
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006	8/21 at 100.00	Aa2	4,085,200
	Series 2011C, 5.250%, 8/01/47 (Pre-refunded 8/01/21)
328,275	Total U.S. Guaranteed			375,295,274
	Utilities – 29.6% (19.2% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost
	Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,196,440
6,010	5.000%, 10/01/29	4/23 at 100.00	AA–	6,585,758
7,000	5.000%, 10/01/34	4/23 at 100.00	AA–	7,629,300
3,050	California Department of Water Resources, Central Valley Project Water System Revenue	12/30 at 100.00	AAA	4,073,428
	Bonds, Series 2020BB, 5.000%, 12/01/35
5,000	California Infrastructure and Economic Development Bank Clean Water State Revolving Fund	4/28 at 100.00	AAA	6,152,200
	Revenue Bonds, Green Series 2018, 5.000%, 10/01/43
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	4,167,055
65,500	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	69,439,825
110	California Statewide Community Development Authority, Water and Wastewater Revenue	3/21 at 100.00	AA	110,414
	Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured
315	California Statewide Community Development Authority, Water and Wastewater Revenue	3/21 at 100.00	AA	316,181
	Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2017A:
5,000	5.000%, 6/01/42	6/27 at 100.00	AAA	6,086,750
2,200	5.000%, 6/01/45	6/27 at 100.00	AAA	2,663,166
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,
	Water System Revenue Bonds, Green Series 2019A:
8,715	5.000%, 6/01/44	6/29 at 100.00	AAA	10,961,030
9,115	5.000%, 6/01/49	6/29 at 100.00	AAA	11,403,047
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	AAA	11,299,500
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,
	Series 2007A:
14,140	5.000%, 11/15/35	No Opt. Call	A+	19,010,240
7,610	5.500%, 11/15/37	No Opt. Call	A+	10,930,015
8,980	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	Aa2	11,147,503
	Refunding Series 2019D, 5.000%, 7/01/44
33,735	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	35,780,353
	Series 2012B, 5.000%, 7/01/43
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/23 at 100.00	Aa2	5,390,712
	Series 2013B, 5.000%, 7/01/28
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	Aa2	4,467,240
	Series 2014B, 5.000%, 7/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 43,605	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	$ 52,009,428
	Series 2017A, 5.000%, 7/01/42
4,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/27 at 100.00	Aa2	5,410,530
	Series 2017B, 5.000%, 7/01/38
53,615	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	Aa2	64,328,349
	Series 2017C, 5.000%, 7/01/47
10,650	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	Aa2	12,994,491
	Series 2018A, 5.000%, 7/01/38
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,
	Series 2018D:
8,960	5.000%, 7/01/38	7/28 at 100.00	Aa2	11,068,646
8,215	5.000%, 7/01/39	7/28 at 100.00	Aa2	10,125,234
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/29 at 100.00	AA–	4,936,200
	Series 2019C, 5.000%, 7/01/49
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/22 at 100.00	Aa2	3,727,560
	Tender Option Bond Trust 2015-XF2047, 17.822%, 7/01/43, 144A (IF) (8)
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/22 at 100.00	AA+	2,501,363
	2012B, 5.000%, 7/01/37
24,070	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	27,335,818
	2014A, 5.000%, 7/01/44
6,770	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/26 at 100.00	AA+	7,880,889
	2016A, 5.000%, 7/01/46
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/27 at 100.00	AA+	11,978,800
	2017A, 5.000%, 7/01/41
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	1/28 at 100.00	AA+	12,027,500
	2018A, 5.000%, 7/01/48
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2018B:
2,000	5.000%, 7/01/38	7/28 at 100.00	AA+	2,478,500
6,650	5.000%, 7/01/48	7/28 at 100.00	AA+	8,090,523
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds,
	Series 2020A:
17,340	5.000%, 7/01/41	7/30 at 100.00	Aa2	22,003,593
4,000	5.000%, 7/01/47	7/30 at 100.00	Aa2	5,059,000
9,300	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/30 at 100.00	Aa2	11,870,706
	2020C, 5.000%, 7/01/39
1,490	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C,	6/25 at 100.00	AA+	1,714,394
	5.000%, 6/01/45
4,420	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	5,366,322
	2017A, 5.250%, 6/01/47
5,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series	6/28 at 100.00	AA	6,136,750
	2018A, 5.000%, 6/01/48
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien
	Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,365,267
6,840	5.000%, 6/01/35	6/23 at 100.00	AA	7,495,956
	Mesa Water District, California, Certificates of Participation, Series 2020:
2,000	4.000%, 3/15/45	3/30 at 100.00	AAA	2,324,120
6,380	5.000%, 3/15/50	3/30 at 100.00	AAA	8,037,333
13,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding	7/30 at 100.00	AAA	17,606,025
	Series 2020C, 5.000%, 7/01/40
14,700	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A,	10/29 at 100.00	AAA	18,710,013
	5.000%, 10/01/49

NAC	Nuveen California Quality Municipal Income Fund Portfolio of Investments (continued) February 28, 2021

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A:
$ 7,500	5.000%, 10/01/46	4/31 at 100.00	AAA	$ 9,765,375
1,790	5.000%, 10/01/51	4/31 at 100.00	AAA	2,322,901
7,525	Moulton Niguel Water District, California, Certificates of Participation, Series 2019,	3/29 at 100.00	AAA	7,943,841
	3.000%, 9/01/44
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and	3/21 at 100.00	N/R	3,533,635
	Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,730	5.500%, 7/01/28	7/22 at 100.00	CCC	1,826,880
6,390	5.750%, 7/01/37	7/22 at 100.00	CCC	6,768,927
5,235	6.000%, 7/01/47	7/22 at 100.00	CCC	5,562,659
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	6/24 at 100.00	AA	3,408,480
	Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33
26,570	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds,	12/30 at 100.00	AA	33,876,750
	Sacramento Regional County Sanitation District, Series 2020A, 5.000%, 12/01/50
2,800	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H,	8/30 at 100.00	AA	3,327,828
	4.000%, 8/15/40
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option	8/23 at 100.00	AA	3,501,450
	Bond Trust 2016-XG0060, 18.349%, 8/15/41, 144A (IF) (8)
4,000	San Diego Public Facilities Financing Authority, California, Water Utility Revenue	8/26 at 100.00	Aa3	4,793,040
	Bonds, Refunding Subordinate Lien Series 2016B, 5.000%, 8/01/37
2,570	San Francisco City and County Public Utilities Commission, California, Wastewater	4/28 at 100.00	AA	3,146,785
	Revenue Bonds, Series 2018B, 5.000%, 10/01/43
2,145	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding	6/30 at 100.00	Aa1	2,706,153
	Series 2020A, 5.000%, 6/01/45
	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series 2015:
3,000	5.000%, 8/01/40	8/25 at 100.00	AA	3,500,370
1,600	5.000%, 8/01/45	8/25 at 100.00	AA	1,856,368
1,095	Silicon Valley Clean Water, Mateo County, California, Wastewater Revenue Bonds, Series	2/28 at 100.00	AA	1,230,473
	2018, 4.000%, 8/01/46
	Southern California Public Power Authority, California, Revenue Bonds, Apex Power
	Project Series 2014A:
1,565	5.000%, 7/01/35	7/24 at 100.00	AA–	1,776,228
1,500	5.000%, 7/01/38	7/24 at 100.00	AA–	1,696,110
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series	No Opt. Call	A2	5,353,280
	2007A, 5.000%, 11/01/33
575,890	Total Utilities			682,291,000
	Water and Sewer – 0.2% (0.1% of Total Investments)
2,500	Central Basin Municipal Water District, California, Certificates of Participation,	4/21 at 100.00	AA	2,519,275
	Tender Option Bond Trust 2016-XG0038, 17.910%, 8/01/39 – AGM Insured, 144A (IF) (8)
750	San Francisco City and County Public Utilities Commission, California, Water Revenue	No Opt. Call	Aa2	921,307
	Bonds, Tender Option Bond Trust 2015-XF0226, 18.223%, 5/01/21, 144A (IF) (8)
3,250	Total Water and Sewer			3,440,582
$ 3,210,998	Total Long-Term Investments (cost $3,191,690,324)			3,549,874,453
	Floating Rate Obligations – (0.2)%			(4,185,000)
	MuniFund Preferred Shares, net of deferred offering costs – (13.9)% (9)			(319,800,669)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (41.4)% (10)			(954,232,372)
	Other Assets Less Liabilities – 1.3%			31,054,999
	Net Asset Applicable to Common Shares – 100%			$ 2,302,711,411

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch,
Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard
& Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
Ratings are not covered by the report of independent registered public accounting firm.
(4)	Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as
COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.0%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 26.9%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from regis-
tration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association
(SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in
Derivatives for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2021

	NCA	NKX	NAC
Assets
Long-term investments, at value (cost $256,653,311, $1,077,735,292
and $3,191,690,324, respectively)	$292,245,209	$1,224,000,722	$3,549,874,453
Cash	4,564,332	866,471	—
Receivable for:
Interest	2,801,773	12,985,949	38,382,717
Investments sold	1,087,419	5,418,487	35,837,227
Deferred offering costs	—	205,435	—
Other assets	51,433	381,971	1,101,236
Total assets	300,750,166	1,243,859,035	3,625,195,633
Liabilities
Cash overdraft	—	—	10,226,356
Floating rate obligations	—	20,975,000	4,185,000
Payable for:
Dividends	704,025	2,493,235	7,658,213
Interest	—	41,672	8,855
Investments purchased - regular settlement	—	5,693,894	23,363,609
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $140,400,000 and $320,000,000, respectively)	—	139,994,166	319,800,669
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $—, $292,200,000 and $957,600,000, respectively)	—	290,507,598	954,232,372
Accrued expenses:
Management fees	107,398	558,929	1,550,608
Directors/Trustees fees	55,424	190,577	742,772
Reorganization fees	165,256	—	—
Other	92,942	201,588	715,768
Total liabilities	1,125,045	460,656,659	1,322,484,222
Net Assets applicable to common shares	$299,625,121	$783,202,376	$2,302,711,411
Common shares outstanding	28,096,683	47,520,334	144,735,059
Net asset value (“NAV”) per common share outstanding	$10.66	$16.48	$15.91

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$280,967	$475,203	$1,447,351
Paid-in surplus	266,090,029	636,864,148	1,965,511,333
Total distributable earnings	33,254,125	145,863,025	335,752,727
Net assets applicable to common shares	$299,625,121	$783,202,376	$2,302,711,411
Authorized shares:
Common	250,000,000	Unlimited	Unlimited
Preferred	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations
Year Ended February 28, 2021
	NCA	NKX	NAC
Investment Income	$10,659,720	$45,103,064	$130,929,883
Expenses
Management fees	1,362,163	7,191,066	20,072,006
Interest expense and amortization of offering costs	—	2,928,127	11,629,734
Liquidity fees	—	2,197,533	4,841,422
Remarketing fees	—	693,326	601,200
Custodian fees	34,982	102,552	267,406
Directors/Trustees fees	8,511	34,442	101,767
Professional fees	39,854	122,410	558,394
Shareholder reporting expenses	53,019	48,936	112,147
Shareholder servicing agent fees	10,498	8,607	29,397
Stock exchange listing fees	7,576	12,812	39,024
Investor relations expenses	14,453	56,941	166,265
Reorganization expense	260,000	—	—
Other	16,671	117,722	222,092
Total expenses	1,807,727	13,514,474	38,640,854
Net investment income (loss)	8,851,993	31,588,590	92,289,029
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	910,643	98,007	2,290,667
Change in net unrealized appreciation (depreciation) of Investments	(11,543,454)	(38,495,336)	(118,166,969)
Net realized and unrealized gain (loss)	(10,632,811)	(38,397,329)	(115,876,302)
Net increase (decrease) in net assets applicable to
common shares from operations	$(1,780,818)	$(6,808,739)	$(23,587,273)

See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NCA
	Year	Year
	Ended	Ended
	2/28/21	2/29/20
Operations
Net investment income (loss)	$8,851,993	$9,607,706
Net realized gain (loss) from investments	910,643	(14,989)
Change in net unrealized appreciation (depreciation) of investments	(11,543,454)	25,668,841
Net increase (decrease) in net assets applicable to common shares
from operations	(1,780,818)	35,261,558
Distributions to Common Shareholders
Dividends	(8,933,471)	(9,607,122)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(8,933,471)	(9,607,122)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	61,387	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	61,387	—
Net increase (decrease) in net assets applicable to common shares	(10,652,902)	25,654,436
Net assets applicable to common shares at the beginning of period	310,278,023	284,623,587
Net assets applicable to common shares at the end of period	$299,625,121	$310,278,023

See accompanying notes to financial statements.

	NKX		NAC
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/21	2/29/20	2/28/21	2/29/20
Operations
Net investment income (loss)	$31,588,590	$30,142,314	$92,289,029	$94,354,321
Net realized gain (loss) from investments	98,007	3,171,600	2,290,667	5,206,326
Change in net unrealized appreciation (depreciation) of investments	(38,495,336)	95,928,915	(118,166,969)	248,933,863
Net increase (decrease) in net assets applicable to common shares
from operations	(6,808,739)	129,242,829	(23,587,273)	348,494,510
Distributions to Common Shareholders
Dividends	(30,650,615)	(29,367,566)	(92,123,863)	(93,354,113)
Decrease in net assets applicable to common shares from
distributions to common shareholders	(30,650,615)	(29,367,566)	(92,123,863)	(93,354,113)
Capital Share Transactions
Common shares:
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to common
shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(37,459,354)	99,875,263	(115,711,136)	255,140,397
Net assets applicable to common shares at the beginning of period	820,661,730	720,786,467	2,418,422,547	2,163,282,150
Net assets applicable to common shares at the end of period	$783,202,376	$820,661,730	$2,302,711,411	$2,418,422,547

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended February 28, 2021
	NKX	NAC
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(6,808,739)	$(23,587,273)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(103,699,956)	(612,852,560)
Proceeds from sales and maturities of investments	97,390,491	614,497,263
Taxes paid	(3,899)	(3,481)
Amortization (Accretion) of premiums and discounts, net	2,548,307	14,890,952
Amortization of deferred offering costs	98,200	196,998
(Increase) Decrease in:
Receivable for interest	416,754	1,241,503
Receivable for investments sold	(1,509,820)	(16,533,727)
Other assets	(37,374)	(72,804)
Increase (Decrease) in:
Payable for interest	(71,425)	(65,861)
Payable for investments purchased - regular settlement	5,693,894	23,363,609
Payable for investments purchased - when-issued/delayed-delivery settlement	—	(7,242,943)
Accrued management fees	(17,480)	(65,668)
Accrued Directors/Trustees fees	37,407	135,119
Accrued professional fees	(32,351)	(43,007)
Accrued other expenses	122,048	453,719
Net realized (gain) loss from:
Investments	(98,007)	(2,290,667)
Paydowns	154,178	4,212,793
Change in net unrealized (appreciation) depreciation of investments	38,495,336	118,166,969
Net cash provided by (used in) operating activities	32,677,564	114,400,934
Cash Flow from Financing Activities:
(Payments for) deferred offering costs	(205,435)	—
Proceeds from borrowings	8,500,110	4,959,505
Repayment of borrowings	(8,500,110)	(4,959,505)
Increase (Decrease) in:
Cash overdraft	(1,098,141)	755,084
Floating rate obligations	—	(23,395,000)
Cash distributions paid to common shareholders	(30,507,517)	(91,761,018)
Net cash provided by (used in) financing activities	(31,811,093)	(114,400,934)
Net Increase (Decrease) in Cash	866,471	—
Cash at the beginning of period	—	—
Cash at the end of period	$866,471	$—

Supplemental Disclosures of Cash Flow Information	NKX	NAC
Cash paid for interest (excluding amortization of offering costs)	$2,901,353	$11,498,597

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
									Premium	Discount
									per	per
						From			Share	Share
	Beginning	Net	Net		From	Accumu-			Sold	Repur-
	Common	Investment	Realized/		Net	lated Net		Shelf	through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Offering	Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering	Retired	NAV	Price
NCA
Year Ended 2/28–2/29:
2021	$11.05	$0.32	$(0.39)	$(0.07)	$(0.32)	$ —	$(0.32)	$ —	$ —	$ —	$10.66	$10.21
2020	10.13	0.34	0.92	1.26	(0.34)	—	(0.34)	—	—	—	11.05	10.45
2019	10.19	0.34	(0.06)	0.28	(0.34)	—	(0.34)	—*	—	—	10.13	9.42
2018	10.24	0.38	(0.03)	0.35	(0.40)	—	(0.40)	—	—*	—	10.19	9.55
2017	10.56	0.42	(0.32)	0.10	(0.44)	—	(0.44)	—	0.02	—	10.24	10.21
NKX
Year Ended 2/28-2/29:
2021	17.27	0.66	(0.80)	(0.14)	(0.65)	—	(0.65)	—	—	—	16.48	15.13
2020	15.17	0.63	2.09	2.72	(0.62)	—	(0.62)	—	—	—	17.27	15.53
2019	15.26	0.66	(0.11)	0.55	(0.65)	—	(0.65)	—	—	0.01	15.17	13.50
2018	15.35	0.72	(0.04)	0.68	(0.77)	—	(0.77)	—	—	—	15.26	13.97
2017	16.17	0.76	(0.71)	0.05	(0.83)	(0.04)	(0.87)	—	—	—	15.35	14.62

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

(0.62)%	0.73%	$299,625	0.60%	2.94%	9%
12.63	14.67	310,278	0.52	3.22	8
2.82	2.31	284,624	0.62	3.38	38
3.45	(2.72)	286,121	0.56	3.67	23
1.12	(1.32)	285,491	0.58	4.00	25

(0.77)	1.67	783,202	1.72	4.03	8
18.23	19.88	820,662	2.27	3.91	11
3.73	1.45	720,786	2.50	4.34	28
4.42	0.51	728,662	2.24	4.58	14
0.21	(1.10)	732,649	1.83	4.70	25

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NCA		NKX
Year Ended 2/28–2/29:		Year Ended 2/28-2/29:
2021	—%	2021	0.74%
2020	—	2020	1.28
2019	—	2019	1.45
2018	—	2018	1.20
2017	0.01	2017	0.82

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:
					Less Distributions
		Investment Operations			to Common Shareholders				Common Share
								Premium	Discount
						From		per	per
						Accumu-		Share	Share
	Beginning	Net	Net		From	lated		Sold	Repur-
	Common	Investment	Realized/		Net	Net		through	chased		Ending
	Share	Income	Unrealized		Investment	Realized		Shelf	and	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Offering	Retired	NAV	Price
NAC
Year Ended 2/28-2/29:
2021	$16.71	$0.64	$(0.80)	$(0.16)	$(0.64)	$ —	$(0.64)	$ —	$ —	$15.91	$14.57
2020	14.95	0.65	1.76	2.41	(0.65)	—	(0.65)	—	—	16.71	15.09
2019	15.17	0.67	(0.22)	0.45	(0.68)	—	(0.68)	—	0.01	14.95	13.30
2018	15.31	0.73	(0.10)	0.63	(0.77)	—	(0.77)	—	—	15.17	13.49
2017	16.06	0.78	(0.66)	0.12	(0.87)	—	(0.87)	—*	—	15.31	14.55

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(0.90)%	0.88%	$2,302,711	1.67%	4.00%	17%
16.37	18.54	2,418,423	2.26	4.11	11
3.01	3.79	2,163,282	2.42	4.48	30
4.19	(2.27)	2,201,952	1.97	4.71	14
0.63	(2.89)	2,221,595	1.77	4.93	23

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

NAC
Year Ended 2/28-2/29:
2021	0.74%
2020	1.33
2019	1.45
2018	1.02
2017	0.79

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)
									iMTP, MFP,
									VMTP
									and/or VRDP
									Shares at the
	iMTP Shares		MFP Shares at		VMTP Shares at the		VRDP Shares		End of the
	at the End of the Period		the End of the Period		End of the Period		at the End of the Period		Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NKX
Year Ended 2/28-2/29:
2021	$ —	$ —	$140,400	$281,045	$ —	$ —	$292,200	$281,045	$2.81
2020	—	—	140,400	289,705	—	—	292,200	289,705	2.90
2019	—	—	140,400	266,617	—	—	292,200	266,617	2.67
2018	—	—	140,400	268,438	—	—	292,200	268,438	2.68
2017	36,000	13,468	—	—	—	—	396,600	269,359	2.69
NAC
Year Ended 2/28-2/29:
2021	—	—	320,000	280,237	—	—	957,600	280,237	2.80
2020	—	—	320,000	289,294	—	—	957,600	289,294	2.89
2019	—	—	320,000	269,324	—	—	957,600	269,324	2.69
2018	—	—	320,000	272,351	—	—	957,600	272,351	2.72
2017	—	—	—	—	145,000	301,487	957,600	301,487	3.01

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen California Municipal Value Fund (NCA) (formerly Nuveen California Municipal Value Fund, Inc.)
•	Nuveen California AMT-Free Quality Municipal Income Fund (NKX)
•	Nuveen California Quality Municipal Income Fund (NAC)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NCA was incorporated under the state laws of Minnesota on July 15, 1987. NKX and NAC were organized as Massachusetts business trusts on July 29, 2002 and December 1, 1998, respectively.
The end of the reporting period for the Funds is February 28, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Merger
During August 2020, the Board of Directors/Trustees (the “Board”) of Nuveen California Municipal Value Fund 2 (NCB) and NCA approved the merger of NCB (the “Target Fund”) into NCA (the “Acquiring Fund”) (the “Merger”). The Merger is intended to create one larger fund with lower operating expenses and increased trading volume on the exchange for common shares. The Merger was approved by shareholders of the Target Fund at a special meeting on February 17, 2021, and was completed before the opening of business on March 8, 2021 (subsequent to the close of this reporting period). See Note 9. Subsequent Events for further details.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive

Notes to Financial Statements (continued)
from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:
NCA	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$292,245,209	$—	$292,245,209
NKX
Long-Term Investments*:
Municipal Bonds	$—	$1,224,000,722	$—	$1,224,000,722
NAC
Long-Term Investments*:
Municipal Bonds	$—	$3,549,874,453	$—	$3,549,874,453

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse

Notes to Financial Statements (continued)
Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	NCA	NKX	NAC
Floating rate obligations: self-deposited Inverse Floaters	$—	$20,975,000	$4,185,000
Floating rate obligations: externally-deposited Inverse Floaters	—	11,250,000	28,500,000
Total	$—	$32,225,000	$32,685,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	NCA	NKX	NAC
Average floating rate obligations outstanding	$—	$20,975,000	$21,704,068
Average annual interest rate and fees	—%	0.93%	0.98%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility for any of the Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations – Recourse Trusts	NCA	NKX	NAC
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$20,975,000	$4,185,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	11,250,000	28,500,000
Total	$—	$32,225,000	$32,685,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NCA	NKX	NAC
Purchases	$27,751,161	$103,699,956	$612,852,560
Sales and maturities	27,436,948	97,390,491	614,497,263
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/ delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk,

Notes to Financial Statements (continued)
consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Shares
Common Shares Equity Shelf Programs and Offering Costs
The following Fund has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current fiscal period were as follows:
NKX
	Year		Year
	Ended		Ended
	2/28/21		2/29/20
Additional authorized common shares	4,100,000	*	—
Common shares sold	—		—
Offering proceeds, net of offering cost	—		—

* Represents additional authorized common shares for the period July 10, 2020 through February 28, 2021.
Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after the effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “other expenses” on the Statement of Operations.
Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

NCA
	Year	Year
	Ended	Ended
	2/28/21	2/29/20
Common shares:
Issued to shareholders due to reinvestment of distributions	5,684	—
Preferred Shares

MuniFund Preferred Shares
NKX and NAC have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP
Shares were issued via private placement and are not publically available.

The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred connection with each Fund’s offering of MFP Shares were recorded as deferred charges and are amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:
				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NKX	A	1,404	$140,400,000	$139,994,166	10/01/47	VRRM	N/A
NAC	A	3,200	320,000,000	319,800,669	1/03/28	VRM	1/03/28*

*	Subject to earlier termination by either the Fund or the holder.

Notes to Financial Statements (continued)
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of MFP Shares outstanding	$140,400,000	$320,000,000
Annualized dividend rate	0.96%	1.07%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NKX and NAC had $290,507,598 and $954,232,372 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of the Funds’ VRDP Shares outstanding as of the reporting period, were as follows:
		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NKX	2	355	0.10%	$ 35,500,000	June 1, 2040
	3	427	0.05	42,700,000	March 1, 2040
	4	1,090	0.10	109,000,000	December 1, 2040
	6	1,050	0.10	105,000,000	June 1, 2046
NAC	1	1,362	0.10%	$136,200,000	June 1, 2041
	2	910	N/A	91,000,000	December 1, 2040
	3	498	0.05	49,800,000	March 1, 2040
	4	1,056	0.10	105,600,000	December 1, 2042
	5	1,589	N/A	158,900,000	August 1, 2040
	6	1,581	0.10	158,100,000	August 1, 2040
	7	980	0.10	98,000,000	August 3, 2043
	8	1,600	N/A	160,000,000	November 6, 2026
* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.
N/A Not applicable. Series is considered to be Special Rate VRDP and therefore does not pay a remarketing fee.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
NAC’s Series 2, Series 5 and Series 8 VRDP Shares are considered to be Special Rate VRDP, which are sold to institutional investors. The special rate period will expire on February 7, 2022, June 14, 2023 and November 6, 2026, for the Fund’s Series 2, 5 and 8 VRDP Shares, respectively. The special rate period for NAC’s Series 8 VRDP Shares is subject to earlier termination by either the Fund or the holder. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider and are not subject to remarketing fees or liquidity fees. During the special rate period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares may transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by designated liquidity provider, or the Board may approve a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:
	NKX	NAC
Average liquidation preference of VRDP Shares outstanding	$292,200,000	$957,600,000
Annualized dividend rate	0.44%	0.82%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are being amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
The Funds did not have any transactions in preferred shares during the current and prior fiscal period.
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of NKX the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 28, 2021.
	NCA	NKX	NAC
Tax cost of investments	$256,773,536	$1,057,069,558	$3,188,124,495
Gross unrealized:
Appreciation	$35,811,770	$146,830,333	$362,776,677
Depreciation	(340,097)	(874,084)	(5,211,719)
Net unrealized appreciation (depreciation) of investments	$35,471,673	$145,956,249	$357,564,958
Permanent differences, primarily due to federal taxes paid, paydowns, taxable market discount, nondeductible reorganization expenses, and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2021, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds’ tax year end, were as follows:
	NCA	NKX	NAC
Undistributed net tax-exempt income[1]	$436,276	$3,505,235	$7,690,845
Undistributed net ordinary income[2]	57,481	293,041	410,187
Undistributed net long-term capital gains	—	—	—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2021, paid on March 1, 2021.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds’ tax years ended February 28, 2021 and February 29, 2020 was designated for purposes of the dividends paid deduction as follows:

2021	NCA	NKX	NAC
Distributions from net tax-exempt income[3]	$8,933,471	$30,553,255	$91,719,591
Distributions from net ordinary income[2]	—	97,360	404,272
Distributions from net long-term capital gains	—	—	—
2020	NCA	NKX	NAC
Distributions from net tax-exempt income	$9,607,122	$35,648,711	$117,845,124
Distributions from net ordinary income[2]	—	291,702	476,406
Distributions from net long-term capital gains	—	—	—

2 Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3 The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2021, as Exempt Interest Dividends.
As of February 28, 2021, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NCA	NKX	NAC[4]
Not subject to expiration:
Short-term	$1,966,743	$1,301,642	$22,025,202
Long-term	—	—	—
Total	$1,966,743	$1,301,642	$22,025,202

4 A portion of NAC’s capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.
During the Funds’ tax year ended February 28, 2021, NCA utilized $797,046 of its capital loss carryforward.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for NCA a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NCA pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NCA) is calculated according to the following schedules:

NKX
NAC
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Funds’ daily managed assets (net assets for NCA):
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2021, the complex-level fee for each Fund was 0.1558%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

	NKX	NAC
Purchases	$8,035,363	$46,791,967
Sales	5,346,565	46,472,233

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:
	NCA	NKX	NAC
Maximum outstanding balance	$550,615	$8,500,110	$4,959,505

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	NCA	NKX	NAC
Utilization period (days outstanding)	4	4	4
Average daily balance outstanding	$550,615	$8,500,110	$4,959,505
Average annual interest rate	1.39%	1.39%	1.39%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the interfund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Fund Merger
As noted in Note 1 – General Information, before the opening of business on March 8, 2021 NCB merged into NCA. The net assets of NCB were $53,540,962 prior to the closing of the Merger.
Upon the closing of the Merger, NCB transferred its assets to NCA in exchange for common shares of NCA and the assumption by NCA of the liabilities of NCB. NCB was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NCB became shareholders of NCA. Holders of common shares of NCB received newly issued common shares of NCA, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NCB held immediately prior to the Merger (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
In conjunction with the Merger, shareholders of NCA approved a change of domicile reorganization from a Minnesota corporation to a Massachusetts business trust during February 2021. Upon completion of the change of domicile, NCA removed “Inc.” from its name and became Nuveen California Municipal Value Fund.

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
     NUVEEN CALIFORNIA MUNICIPAL VALUE FUND (NCA)
(formerly known as NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC).
Investment Objectives
The Fund’s primary investment objective is to provide current income exempt from regular federal and California income taxes. The Fund’s secondary investment objective is to enhance portfolio value relative to the California municipal bond market by investing in tax-exempt California municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes.
The Fund will primarily invest in municipal securities with long-term maturities in order to maintain an effective maturity of at least 15 years, but it may be shortened or lengthened, depending on market conditions.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
•
The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal and California income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately

Shareholder Update (Unaudited) (continued)
as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Shareholder Update (Unaudited) (continued)
Use of Leverage
As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities (as defined under the 1940 Act), such as preferred shares or debt instruments. However, the Fund may borrow (including reverse repurchase agreements) for temporary or emergency purposes and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 years and the Fund may not achieve its investment objectives.

NUVEEN CALIFORNIA AMT-FREE QUALITY MUNICIPAL INCOME FUND (NKX)
Investment Objectives
The Fund’s investment objectives are (i) to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and California income tax and (ii) to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser and/or the Fund’s sub-adviser, believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from federal and California income taxes.
As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
The Fund generally invests in California municipal securities with intermediate or long-term maturities in order to maintain an average effective maturity of 15 to 30 years, but the average effective maturity of obligations held by the Fund may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the California municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

•
The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub- adviser.

•
The Fund may invest up to 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

•
The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase, such policy may not be changed without 60 days’ prior notice to shareholders.

Shareholder Update (Unaudited) (continued)
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal and California income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The municipal securities in which the Fund generally invests are issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s sub-adviser to be reliable), is exempt from regular federal and California personal income taxes and is also exempt from the federal alternative minimum tax applicable to individuals.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)
NUVEEN CALIFORNIA QUALITY MUNICIPAL VALUE FUND (NAC)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal and California income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, that pay interest exempt from federal and California income taxes.
The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of at least 15 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•
The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•
No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities
•	The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector.
•
The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies (including exchange- traded funds (“ETFs”) that invest primarily in municipal securities of the types in which the Fund may invest directly.

•
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from federal and California income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Additionally, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser, such policy may not be changed without 60 days’ prior notice to shareholders.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and California person income taxes.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The municipal securities in which the Fund invests are generally issued by the State of California, a municipality in California, or a political subdivision or agency or instrumentality of such state or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), is exempt from both regular federal income taxes and California personal income tax, although the interest may be subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

Shareholder Update (Unaudited) (continued)
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 years and the Fund may not achieve its investment objectives.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.
		Nuveen	Nuveen
	Nuveen	California	California
	California	AMT-Free Quality	Quality
	Municipal Value	Municipal Income	Municipal Income
	Fund	Fund	Fund
Risk	(NCA)	(NKX)	(NAC)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	—	X
Below Investment Grade Risk	X	X	X
Call Risk	X	X	X
Credit Risk	X	X	X
Credit Spread Risk	X	X	X
Deflation Risk	X	X	X
Derivatives Risk	X	X	X
Distressed Securities Risk	X	X	X
Duration Risk	X	X	X
Economic Sector Risk	X	X	X
Financial Futures and Options Risk	X	X	X
Hedging Risk	X	X	X
Illiquid Investments Risk	X	X	X
Income Risk	X	X	X
Inflation Risk	X	X	X
Insurance Risk	X	X	X
Interest Rate Risk	X	X	X
Inverse Floating Rate Securities Risk	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X
Municipal Securities Market Risk	X	X	X
Other Investment Companies Risk	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X
Reinvestment Risk	X	X	X
Sector and Industry Risk	X	X	X
Sector Focus Risk	X	X	X
Special Considerations Related to California Concentration Risk	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X
Swap Transactions Risk	X	X	X
Tax Risk	X	X	X
Taxability Risk	X	X	X
Tobacco Settlement Bond Risk	X	X	X
Unrated Securities Risk	X	X	X
Valuation Risk	X	X	X
Zero Coupon Bonds Risk	X	X	X

Shareholder Update (Unaudited) (continued)

		Nuveen	Nuveen
	Nuveen	California	California
	California	AMT-Free Quality	Quality
	Municipal Value	Municipal Income	Municipal Income
	Fund	Fund	Fund
Risk	(NCA)	(NKX)	(NAC)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X
Counterparty Risk	X	X	X
Cybersecurity Risk	X	X	X
Economic and Political Events Risk	X	X	X
Global Economic Risk	X	X	X
Investment and Market Risk	X	X	X
Legislation and Regulatory Risk	X	X	X
Leverage Risk	—	X	X
Market Discount from Net Asset Value	X	X	X
Recent Market Conditions	X	X	X
Reverse Repurchase Agreement Risk	X	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.
Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.
Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.
Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they

Shareholder Update (Unaudited) (continued)
are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.
Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Considerations Related to California Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of California, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of California municipal securities. Information regarding the financial condition of the State of California is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of California.
Additionally, the State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State of California to make payment on such local obligations in the event of default.
Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Shareholder Update (Unaudited) (continued)
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
The SEC recently adopted rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The full impact of such rules is uncertain at this time. It is possible that such rules, as interpreted, applied and enforced by the SEC, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.
Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

Shareholder Update (Unaudited) (continued)
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions. In response to the financial crisis and recent market events, policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy may affect the value, volatility and liquidity of dividend and interest paying securities. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 28, 2021 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2021) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
	Nuveen	Nuveen
	California	California
	AMT-Free Quality	Quality
	Municipal Income	Municipal Income
	Fund	Fund
	(NKX)	(NAC)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.24%	36.27%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.28%	1.31%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense
Rate on Leverage	0.48%	0.48%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.69%	-16.44%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.73%	-8.59%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.76%	-0.75%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.21%	7.10%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.17%	14.94%
Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (Unaudited) (continued)
DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Amended and Restated By-Laws
On October 5, 2020, after a rigorous and deliberative review, and consistent with the interests of the Nuveen California Quality Municipal Income Fund (“NAC”) and the Nuveen California AMT-Free Quality Municipal Income Fund (“NKX”) long-term shareholders, the Board of Trustees of each Fund adopted Amended and Restated By-Laws. On March 8, 2021 the Nuveen California Municipal Value Fund (“NCA”) (each of NAC, NKX and NCA, a “Fund” and collectively the “Funds”) completed a change in domicile reorganization from a Minnesota corporation to a Massachusetts business trust. In connection with the reorganization, NCA adopted the same Amended and Restated By-Laws.
Among other changes, the Amended and Restated By-Laws require compliance with certain amended deadlines and procedural and informational requirements in connection with advance notice of shareholder proposals or nominations, including certain information about the proponent and the proposal, or in the case of a nomination, the nominee. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Amended and Restated By-Laws.
The Amended and Restated By-Laws also include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares of a Fund in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share By-Law is primarily intended to protect the interests of the Fund and its long-term shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic traders pursuing short-term agendas adverse to the best interests of the Fund and its long-term shareholders. The Control Share By-Law does not eliminate voting rights for common shares acquired in Control Share Acquisitions, but rather entrusts the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of the voting rights of the person acquiring such shares.
Subject to various conditions and exceptions, the Control Share By-Law defines a “Control Share Acquisition” to include an acquisition of common shares that, but for the Control Share By-Law, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Trustees of a Fund in any of the following ranges:
(i)	one-tenth or more, but less than one-fifth of all voting power;
(ii)	one-fifth or more, but less than one-third of all voting power;
(iii)	one-third or more, but less than a majority of all voting power; or
(iv)	a majority or more of all voting power.
The Control Share By-Law generally excludes certain acquisitions of common shares from the definition of a Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such shares are included in assessing whether any subsequent share acquisition exceeds one of the enumerated thresholds.
Subject to certain conditions and procedural requirements set forth in the Control Share By-Law, including the delivery of a “Control Share Acquisition Statement” to the Funds’ Secretary setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may demand a special meeting of shareholders for the purpose of considering whether the voting rights of such acquiring person with respect to such shares shall be authorized.
This discussion is only a high-level summary of certain aspects of the Amended and Restated By-Laws, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Shareholders should refer to the Amended and Restated By-Laws for more information. A copy of the Amended and Restated By-Laws can be found in the Current Report on Form 8-K filed by the Funds with the Securities and Exchange Commission on October 6, 2020, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Update (Unaudited) (continued)
CERTAIN CHANGES AFTER THE FISCAL YEAR END

Fund Reorganization
As noted in the Notes to this annual report, the Board of Directors/Trustees (the “Board”) of Nuveen California Municipal Value Fund 2 (“NCB”) and NCA approved the reorganization of NCB (the “Target Fund”) into NCA (the “Acquiring Fund”) (the “Reorganization”) during August 2020. The Reorganization was approved by shareholders of the Target Fund at a special meeting on February 17, 2021, and was completed before the opening of business on March 8, 2021.
Upon the closing of the Reorganization, NCB transferred its assets to NCA in exchange for common shares of NCA and the assumption by NCA of the liabilities of NCB. NCB was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of NCB became shareholders of NCA. Holders of common shares of NCB received newly issued common shares of NCA, the aggregate NAV of which is equal to the aggregate NAV of the common shares of NCB held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
In conjunction with the Reorganization, shareholders of NCA approved a change of domicile reorganization from a Minnesota corporation to a Massachusetts business trust. Upon completion of the change of domicile, NCA removed “Inc.” from its name and became Nuveen California Municipal Value Fund.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
	NCA	NKX	NAC
Common shares repurchased	0	0	0
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Escrowed to Maturity Bond: When proceeds of a refunding issue are deposited in an escrow account for investment in an amount sufficient to pay the principal and interest on the issue being refunded. In some cases, though, an issuer may expressly reserve its right to exercise an early call of bonds that have been escrowed to maturity.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Directors (the “Board” and each Director, a “Board Member”) of Nuveen California Municipal Value Fund, Inc. (the “California Fund”), which was comprised entirely of Board Members who were not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (“Independent Board Members”), was responsible for determining whether to approve the California Fund’s investment management agreement (the “Investment Management Agreement”) between such fund and Nuveen Fund Advisors, LLC (the “Adviser”), and sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). At a meeting held on May 19-21, 2020 (the “May Meeting”) at which it conducted its annual review of the advisory arrangements of the California Fund, the Board approved the renewal of the Investment Management Agreement and the Sub-Advisory Agreement for the California Fund (referred to collectively as the “May Advisory Agreements”). (A discussion of the Board’s approval at the May Meeting of the May Advisory Agreements is included in the California Fund’s semi-annual report for the period ended August 31, 2020.)
In addition, in 2020, the Board was apprised of the potential reorganization of Nuveen California Municipal Value Fund 2 into the California Fund and, in connection therewith, the potential change-of-domicile reorganization (the “Domicile Change Reorganization”) to convert the California Fund from a Minnesota corporation (the “Predecessor Fund”) to a Massachusetts business trust (the “Successor Fund”) to be known as Nuveen California Municipal Value Fund.
In order to permit the Adviser and the Sub-Adviser to continue to serve as investment adviser and sub-adviser, respectively, to the Successor Fund upon the closing of the Domicile Change Reorganization (following shareholder approval of the Domicile Change Reorganization), at a meeting held on November 16-18, 2020 (the “November Meeting”), the Board of Trustees of the Successor Fund (the “Successor Board” and each Trustee, a “Board Member”), which is comprised entirely of Independent Board Members, was asked to consider and approve an investment management agreement between the Adviser and the Successor Fund and a sub-advisory agreement between the Adviser and the Sub-Adviser on behalf of the Successor Fund (collectively, the “New Advisory Agreements”). Given that the change of domicile was not expected to reduce the level or nature of services provided and that the New Advisory Agreements would be substantially similar to the respective May Advisory Agreements, the factors considered and determinations made at the May Meeting in approving the Adviser and the Sub-Adviser as investment adviser and sub-adviser, respectively, to the Predecessor Fund were also applicable to the approval of the New Advisory Agreements for the Successor Fund. Accordingly, at the November Meeting, the Board Members of the Successor Board approved the New Advisory Agreements.
Although the 1940 Act requires that approvals of a fund’s advisory arrangements be approved by the in-person vote of a majority of the independent board members of the applicable board, the May Meeting and the November Meeting were each held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting and the November Meeting were held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, and in conjunction with the November Meeting, as further extended on June 19, 2020; such order provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Board Members &
Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); Director, Quality Control Corporation (manufacturing)
333 W. Wacker Drive	Chair and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	142
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (philanthropy) (since 2012), and chair of its Investment Committee; formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities) (2010-2019);
formerly, Director, Legal & General Investment Management America, Inc.
(asset management) (2008-2013); formerly, CEO and President, Northern
Trust Global Investments (financial services) (2004-2007): Executive Vice
President, Quantitative Management & Securities Lending (2000-2004);
prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds
Board (2005-2007), Northern Trust Global Investments Board (2004-2007),
Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Director and Chairman
333 W. Wacker Drive	Board Member	1999	(since 2009), United Fire Group, a publicly held company; formerly,	142
Chicago, IL 6o6o6		Class III	Director, Public Member, American Board of Orthopaedic Surgery
(2015-2020); Life Trustee of Coe College and the Iowa College Foundation;
formerly, Member and President Pro-Tem of the Board of Regents for the
State of Iowa University System (2000- 2004); formerly, Director
(2000-2004), Alliant Energy; formerly, Director (1996- 2015), The Gazette
Company (media and publishing); formerly, Director (1998- 2003), Federal
Reserve Bank of Chicago; formerly, President and Chief Operating Officer
(1972-1995), SCI Financial Group, Inc., (regional financial services firm).

WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	142
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., (provider of	142
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions);
formerly, Director, Wintrust Financial Corporation (1996-2016);
previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating
Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon Communications,
Inc. (2000-2003); formerly, President, One Point Services at One Point
Communications (telecommunication services) (1999-2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996)
and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation
(consumer electronics).

JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which develops
1962			branding, marketing and communications strategies for clients) (since
333 W. Wacker Drive	Board Member	2013	2008); served on The President’s Council of Fordham University (2010-	142
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic American
Studies (2009-2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North
America, and Global Head of the Financial Markets Division (2007-2008),
with various executive leadership roles in ABN AMRO Bank N.V. between
1996 and 2007.

JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities	142
Chicago, IL 6o6o6		Class I	(national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive
Director, Great Lakes Protection Fund (1990-1994).

CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and
1947			C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.;	142
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 W. Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 6o6o6		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2020);
1963	Chief		Managing Director (since 2017), formerly, Senior Vice President of Nuveen, LLC (since 2006),
333 W. Wacker Drive	Administrative	2015	Vice President prior to 2006
Chicago, IL 6o6o6	Officer

MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Vice President and Associate General Counsel of Nuveen, LLC (since 2013)
901 Marquette Avenue	and Assistant	2013	and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset
Minneapolis, MN 55402	Secretary		Management (since 2018).

DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President
1978	Vice President		and Associate General Counsel of Nuveen, LLC (since 2017); Associate General Counsel of Jackson
333 W. Wacker Drive	and Assistant	2017	National Asset Management, LLC (2012-2017).
Chicago, IL 6o6o6	Secretary

NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly,
1979			Vice President (2011-2016) of Nuveen, LLC; Managing Director (since 2015) of Nuveen Fund
333 W. Wacker Drive	Vice President	2016	Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of
1961			Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017),
1974			formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since 2017),
333 W. Wacker Drive	Vice President	2019	formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified
Chicago, IL 6o6o6			Financial Risk Manager.

JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew Carnegie Blvd.	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Charlotte, NC 28262

KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008-2016); Senior Managing Director (since 2017), and Secretary (since 2016)
of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President
(2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary
(since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa
Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior
Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew Carnegie Blvd.	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director
Charlotte, NC 28262	Secretary		(since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of
1969			Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC
730 Third Avenue	Vice President	2020	since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017)

CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing
1971	Vice President		Director (since 2017) General Counsel (since 2020), and Assistant Secretary (since 2016),
333 W. Wacker Drive	and Assistant	2008	formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing
Chicago, IL 6o6o6	Secretary		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management,
LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of
Nuveen, LLC.

WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen, LLC.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019),
1973	Vice President		formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers,
8500 Andrew Carnegie Blvd.	and Controller	2019	(LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the
Charlotte, NC 28262			TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal
Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF
Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen
1968	Vice President		Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant
333 W. Wacker Drive	and Secretary	2008	Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and
Chicago, IL 60606			Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of
Nuveen, LLC.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued)

GIFFORD R. ZIMMERMAN			Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly,
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ
Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC
(2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-A-0221D 1596439-INV-Y-04/22

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen California Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2021	$29,150	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 29, 2020	$28,590	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2021	$ 0	$ 0	$ 0	$ 0
February 29, 2020	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  He is responsible for managing several state-specific, tax-exempt portfolios.
He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the Fund, as of February 28, 2021, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	12	$12.06 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$3.30 million
*	Assets are as of February 28, 2021. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NAC SECURITIES AS OF FEBRUARY 28, 2021

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Quality Municipal Income Fund

By (Signature and Title) /s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 6, 2021

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 6, 2021